UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-21609

Western Asset Variable Rate Strategic Fund Inc.
(Exact name of registrant as specified in charter)

55 Water Street, New York, NY			10041
(Address of principal executive offices)			(Zip code)

Robert I. Frenkel, Esq. Legg Mason & Co., LLC 100 First Stamford Place Stamford, CT 06902
(Name and address of agent for service)

Registrant’s telephone number, including area code:		(888)777-0102

Date of fiscal year end:	September 30

Date of reporting period:	March 31, 2010

ITEM 1.                  REPORT TO STOCKHOLDERS.

The SEMI-ANNUAL Report to Stockholders is filed herewith.

March 31, 2010

Semi-Annual Report

Western Asset Variable Rate Strategic Fund Inc.
(GFY)

INVESTMENT PRODUCTS: NOT FDIC INSURED • NO BANK GUARANTEE • MAY LOSE VALUE

II	Western Asset Variable Rate Strategic Fund Inc.

Fund objective

The Fund’s investment objective is to maintain a high level of current income.

What’s inside

Letter from chairman	II

Investment commentary	IV

Fund at a glance	1

Schedule of investments	2

Statement of assets and liabilities	16

Statement of operations	17

Statements of changes in net assets	18

Financial highlights	19

Notes to financial statements	20

Board approval of management and subadvisory agreements	32

Additional shareholder information	36

Dividend reinvestment plan	37

Letter from the chairman

Dear Shareholder,

We are pleased to provide the semi-annual report of Western Asset Variable Rate Strategic Fund Inc. for the six-month reporting period ended March 31, 2010.

Please read on for Fund performance information and a detailed look at prevailing economic and market conditions during the Fund’s reporting period. Important information with regard to recent regulatory developments that may affect the Fund is contained in the Notes to Financial Statements included in this report.

As always, we remain committed to providing you with excellent service and a full spectrum of investment choices. We also remain committed to supplementing the support you receive from your financial advisor. One way we accomplish this is through our website, www.leggmason.com/cef. Here you can gain immediate access to market and investment information, including:

•  Fund prices and performance,

•  Market insights and commentaries from our portfolio managers, and

•  A host of educational resources.

Special shareholder notice

On February 4, 2009, the Fund’s Board of Directors announced a conditional offer to purchase shares of the Fund. In summary, the conditions precedent were that the Fund’s net asset value (“NAV”)i per share had to appreciate to $16.00 (the “Price Trigger”) and then, if the Fund’s shares traded at an average discount of 10% or more for the following twelve weeks (the “Measurement Period”), the Fund was to commence a tender offer for up to 20% of its outstanding shares at a price equal to at least 98% of the Fund’s NAV.

On February 4, 2009, the date the Fund announced its conditional offer, the NAV was $13.43, and on January 11, 2010, the Price Trigger was achieved when the Fund reported an NAV of $16.01. Immediately following the achievement of the Price Trigger, the Measurement Period commenced. At the end of the Measurement Period on April 1, 2010, the average discount to the NAV was 10.03%. As a result, all of the terms and conditions precedent were fulfilled and the Board of Directors approved the offer at a meeting held on April 22, 2010.

The offer commenced on April 26, 2010 and will expire at 5:00 p.m., New York City time, on May 24, 2010, unless extended. The Fund is offering to purchase up to 20% of the Fund’s common stock or 1,664,686 of the Fund’s issued and outstanding shares of common stock at a price equal to 98% of the Fund’s NAV on the day on which the tender offer expires. The tender offer will be made and shareholders will be notified in accordance with the requirements of the Securities Exchange Act of 1934, as amended, and the Investment Company Act of 1940, as amended, either by publication or mailing or both.

Western Asset Variable Rate Strategic Fund Inc.	III

If more than 1,664,686 shares are tendered, the Fund will purchase shares from tendering stockholders on a pro rata basis (disregarding fractions), in accordance with the terms and conditions specified in the Offer to Purchase.*

We look forward to helping you meet your financial goals.

Sincerely,

R. Jay Gerken, CFA

Chairman, President and Chief Executive Officer

April 30, 2010

i           Net asset value (“NAV”) is calculated by subtracting total liabilities and outstanding preferred stock (if any) from the closing value of all securities held by the Fund (plus all other assets) and dividing the result (total net assets) by the total number of the common shares outstanding. The NAV fluctuates with changes in the market prices of securities in which the Fund has invested. However, the price at which an investor may buy or sell shares of the Fund is the Fund’s market price as determined by supply of and demand for the Fund’s shares.

*       This notice is not an offer to purchase or a solicitation of an offer to sell shares of the Fund. The offer is made only by the Offer to Purchase and the related Letter of Transmittal. Holders of Fund shares should read these documents because they contain important information. These and other filed documents are available to investors for free both at the website (www.sec.gov) of the Securities and Exchange Commission and from the Fund. The offer is not being made to, nor will tenders be accepted from or on behalf of, holders of shares in any jurisdiction in which making or accepting the offer would violate that jurisdiction’s laws.

IV	Western Asset Variable Rate Strategic Fund Inc.

Investment commentary

Economic review

The lengthiest recession since the Great Depression finally appeared to have ended during the reporting period. This, in turn, had significant implications for the financial markets.

Looking back, the U.S. Department of Commerce reported that U.S. gross domestic product (“GDP”)i contracted four consecutive quarters, beginning in the third quarter of 2008 through the second quarter of 2009. Economic conditions then began to improve in the third quarter of 2009, as GDP growth was 2.2%. A variety of factors helped the economy to regain its footing, including the government’s $787 billion stimulus program, its “Cash for Clunkers” car rebate program, which helped spur an increase in car sales, and tax credits for first-time home buyers. Economic growth then accelerated during the fourth quarter of 2009, as GDP growth was 5.6%. The Commerce Department cited a slower drawdown in business inventories and renewed consumer spending as contributing factors spurring the economy’s higher growth rate. The recovery continued during the first quarter of 2010, as the advance estimate for GDP growth was a solid 3.2%. The ongoing economic expansion was largely the result of increased consumer spending, as it grew 3.6% during the quarter, versus a tepid 1.6% advance during the last three months of 2009.

Even before GDP growth turned positive, there were signs that the economy was on the mend. The manufacturing sector, as measured by the Institute for Supply Management’s PMIii, rose to 52.8 in August 2009, the first time it surpassed 50 since January 2008 (a reading below 50 indicates a contraction, whereas a reading above 50 indicates an expansion). According to PMI data, manufacturing has now expanded eight consecutive months and March 2010’s PMI reading of 59.6 was the highest since July 2004.

While the housing market has shown signs of life, a continued large inventory of unsold homes and the end of a government tax credit for first-time buyers could lead to a choppy recovery. At the end of March 2010, there was an 8.0 month supply of unsold homes, a slight improvement from the 8.5 month supply the prior month. Based on its most recent data, the S&P/Case-Shiller Home Price Indexiii indicated that U.S. home prices in February 2010 rose from a year earlier for the first time in more than three years. According to the National Association of Realtors, after existing home sales fell from December 2009 through February 2010, they increased 6.8% in March as people rushed to take advantage of the government’s $8,000 tax credit for first-time home buyers that is set to expire at the end of April.

While there was some positive news in the labor market in March, continued high unemployment could negatively impact the pace of the economic recovery. The U.S. Department of Labor reported that employers added 162,000 jobs in March, the largest monthly gain in three years. However, upon closer inspection, the data showed that nearly 30% of these new hires were temporary government jobs for the 2010 Census. In addition, the unemployment rate remained at 9.7% in March, where it has stood since January 2010.

Financial market overview

Over the course of the six-month reporting period ended March 31, 2010, the financial markets were largely characterized by healthy investor risk appetite and solid results by lower-quality bonds.

In the fixed-income market, riskier sectors, such as high-yield bonds and emerging market debt, significantly outperformed U.S. Treasuries. This was in sharp contrast to the latter part of 2008 and early 2009, when the financial markets were negatively impacted by periods of extreme volatility, illiquidity and heightened risk aversion. There were a number of factors contributing to the continued turnaround in the financial markets, including improving economic conditions, renewed investor confidence and the accommodative monetary policy by the Federal Reserve Board (“Fed”)iv.

While economic data often surpassed expectations during the reporting period, the Fed remained cautious. As stated by Fed Chairman Bernanke in April 2010 (subsequent to the close of the reporting period), the economy was “far from being out of the woods.” Given this, it was no surprise that the Fed kept the federal funds ratev in a historically low range of 0 to 1/4 percent during the reporting period. At its meeting in April 2010, the Fed said it “will maintain the target range for the federal funds rate at 0 to 1/4 percent and continues to anticipate that economic conditions, including low rates of resource utilization, subdued inflation trends, and stable inflation expectations, are likely to warrant exceptionally low levels of the federal funds rate for an extended period.”

Western Asset Variable Rate Strategic Fund Inc.	V

However, the Fed did take a first step in reversing its accommodative monetary stance. On February 18, 2010, the Fed raised the discount rate, the interest rate it charges banks for temporary loans, from 0.50% to 0.75%. The Fed also announced the conclusion of its $1.25 trillion mortgage securities purchase program at the end of the first quarter of 2010.

Fixed-income market review

Continuing the trend that began in the second quarter of 2009, nearly every spread sector (non-Treasury) outperformed equal-durationvi Treasuries during the six months ended March 31, 2010. While risk aversion ruled the fixed-income markets during much of 2008 and early 2009, by the end of the first quarter of 2009 there was robust demand for riskier, and higher-yielding, fixed-income securities. Despite some temporary setbacks, riskier assets continued to perform well during the reporting period.

Both short- and long-term Treasury yields fluctuated during the reporting period. After starting the period at 0.95% and 3.31%, respectively, two- and ten-year Treasury yields then generally declined through the end of November, with two- and ten-year Treasury yields falling to 0.67% and 3.21%, respectively. With economic data further improving at the end of 2009, yields then moved sharply higher in December, with two- and ten-year Treasury yields rising to 1.14% and 3.85%, respectively, on December 31st. However, some mixed economic data then caused yields to decline again in January. Treasuries then traded in a relatively narrow range in February before moving higher in March. Two- and ten-year Treasuries ended the reporting period at 1.02% and 3.84%, respectively.

Over the six months ended March 31, 2010, longer-term Treasury yields increased more than their shorter-term counterparts as economic data improved and there were fears of future inflation given the government’s massive stimulus program. At the same time, with risk aversion being replaced with robust risk appetite, spread sector prices moved higher. For the six months ended March 31, 2010, the Barclays Capital U.S. Aggregate Indexvii returned 1.99%.

The high-yield bond market produced solid results during the reporting period. The asset class posted positive returns during all six months of the period. This strong performance was due to a variety of factors, including the generally strengthening economy, better-than-expected corporate profits and continued investor demand. All told, the Barclays Capital U.S. High Yield — 2% Issuer Cap Indexviii returned 10.97% for the six months ended March 31, 2010.

Emerging market debt prices also posted positive returns each month during the reporting period. This rally was triggered by optimism that the worst of the global recession was over, as well as rising commodity prices, solid domestic demand and increased investor risk appetite. Over the six months ended March 31, 2010, the JPMorgan Emerging Markets Bond Index Global (“EMBI Global”)ix returned 5.75%.

Performance review

For the six months ended March 31, 2010, Western Asset Variable Rate Strategic Fund Inc. returned 9.15% based on its net asset value (“NAV”)x and 10.33% based on its New York Stock Exchange (“NYSE”) market price per share. The Fund’s unmanaged benchmark, the BofA Merrill Lynch Constant Maturity 3-Month LIBOR Indexxi, returned 0.13% for the same period. The Lipper Loan Participation Closed-End Funds Category Averagexii returned 10.23% over the same time frame. Please note that Lipper performance returns are based on each fund’s NAV.

During this six-month period, the Fund made distributions to shareholders totaling $0.34 per share, which may have included a return of capital. The performance table shows the Fund’s six-month total return based on its NAV and market price as of March 31, 2010. Past performance is no guarantee of future results.

Performance Snapshot as of March 31, 2010 (unaudited)

Price Per Share	6-Month Total Return*

$16.22 (NAV)	9.15%
$14.85 (Market Price)	10.33%

All figures represent past performance and are not a guarantee of future results.

*       Total returns are based on changes in NAV or market price, respectively. Total returns assume the reinvestment of all distributions, including returns of capital, if any, in additional shares. Performance figures for periods shorter than one year represent cumulative figures and are not annualized.

Looking for additional information?

The Fund is traded under the symbol “GFY” and its closing market price is available in most newspapers under the NYSE listings. The daily NAV is

VI	Western Asset Variable Rate Strategic Fund Inc.

Investment commentary (cont’d)

available on-line under the symbol “XGFYX” on most financial websites. Barron’s and The Wall Street Journal’s Monday edition both carry closed-end fund tables that provide additional information. In addition, the Fund issues a quarterly press release that can be found on most major financial websites as well as www.leggmason.com/cef.

In a continuing effort to provide information concerning the Fund, shareholders may call 1-888-777-0102 (toll free), Monday through Friday from 8:00 a.m. to 5:30 p.m. Eastern Standard Time, for the Fund’s current NAV, market price and other information.

As always, thank you for your confidence in our stewardship of your assets.

Sincerely,

R. Jay Gerken, CFA

Chairman, President and Chief Executive Officer

April 30, 2010

RISKS: The Fund is a non-diversified, closed-end management investment company designed primarily as a long-term investment and not as a trading vehicle. The Fund is not intended to be a complete investment program and, due to the uncertainty inherent in all investments, there can be no assurance that the Fund will achieve its investment objective. Your common shares at any point in time may be worth less than you invested, even after taking into account the reinvestment of Fund dividends and distributions. The Fund invests in fixed-income securities which are subject to credit risks, including the risk of nonpayment of scheduled interest or loan payments, which could lower the Fund’s value. As interest rates rise, the value of a fixed-income portfolio generally declines, reducing the value of the Fund. However, the Fund can normally be expected to have less significant interest rate related fluctuations in its NAV than investment companies investing primarily in fixed-rate fixed-income securities (other than money market funds) because the floating or variable rate securities in which the Fund invests float in response to changes in prevailing market interest rates. The Fund may invest in high-yield and foreign securities, including emerging markets, which involve risks beyond those inherent solely in higher-rated and domestic investments. High-yield bonds involve greater credit and liquidity risks than investment grade bonds. Investing in foreign securities is subject to certain risks typically not associated with domestic investing, such as currency fluctuations and changes in political conditions. These risks are magnified in emerging or developing markets. Derivatives, such as options or futures, can be illiquid and hard to value, especially in declining markets. A small investment in certain derivatives may have a potentially large impact on Fund performance.

All investments are subject to risk including the possible loss of principal. All index performance reflects no deduction for fees, expenses or taxes. Please note that an investor cannot invest directly in an index.

The information provided is not intended to be a forecast of future events, a guarantee of future results or investment advice. Views expressed may differ from those of the firm as a whole.

i	Gross domestic product (“GDP”) is the market value of all final goods and services produced within a country in a given period of time.
ii

The Institute for Supply Management’s PMI is based on a survey of purchasing executives who buy the raw materials for manufacturing at more than 350 companies. It offers an early reading on the health of the manufacturing sector.

iii

The S&P/Case-Shiller Home Price Index measures the residential housing market, tracking changes in the value of the residential real estate market in twenty metropolitan regions across the United States.

iv

The Federal Reserve Board (“Fed”) is responsible for the formulation of policies designed to promote economic growth, full employment, stable prices and a sustainable pattern of international trade and payments.

v

The federal funds rate is the rate charged by one depository institution on an overnight sale of immediately available funds (balances at the Federal Reserve) to another depository institution; the rate may vary from depository institution to depository institution and from day to day.

vi

Duration is the measure of the price sensitivity of a fixed-income security to an interest rate change of 100 basis points. Calculation is based on the weighted average of the present values for all cash flows.

vii

The Barclays Capital U.S. Aggregate Index is a broad-based bond index comprised of government, corporate, mortgage- and asset-backed issues, rated investment grade or higher, and having at least one year to maturity.

viii

The Barclays Capital U.S. High Yield — 2% Issuer Cap Index is an index of the 2% Issuer Cap component of the Barclays Capital U.S. Corporate High Yield Index, which covers the U.S. dollar-denominated, non-investment grade, fixed-rate, taxable corporate bond market.

ix

The JPMorgan Emerging Markets Bond Index Global (“EMBI Global”) tracks total returns for U.S. dollar-denominated debt instruments issued by emerging market sovereign and quasi-sovereign entities: Brady bonds, loans, Eurobonds and local market instruments.

x

Net asset value (“NAV”) is calculated by subtracting total liabilities and outstanding preferred stock (if any) from the closing value of all securities held by the Fund (plus all other assets) and dividing the result (total net assets) by the total number of the common shares outstanding. The NAV fluctuates with changes in the market prices of securities in which the Fund has invested. However, the price at which an investor may buy or sell shares of the Fund is the Fund’s market price as determined by supply of and demand for the Fund’s shares.

xi

The BofA Merrill Lynch Constant Maturity 3-Month LIBOR Index is based on the assumed purchase of a synthetic instrument having three months to maturity and with a coupon equal to the closing quote for three-month LIBOR. That issue is sold the following day (priced at a yield equal to the current day closing three-month LIBOR rate) and is rolled into a new three-month instrument. The Index, therefore, will always have a constant maturity equal to exactly three months.

xii

Lipper, Inc., a wholly-owned subsidiary of Reuters, provides independent insight on global collective investments. Returns are based on the six-month period ended March 31, 2010, including the reinvestment of all distributions, including returns of capital, if any, calculated among the 44 funds in the Fund’s Lipper category.

Western Asset Variable Rate Strategic Fund Inc. 2010 Semi-Annual Report	1

Fund at a glance† (unaudited)

Investment breakdown (%) as a percent of total investments

†    The bar graph above represents the composition of the Fund’s investments as of March 31, 2010 and September 30, 2009 and do not include derivatives. The Fund is actively managed. As a result, the composition of the Fund’s investments is subject to change at any time.

2	Western Asset Variable Rate Strategic Fund Inc. 2010 Semi-Annual Report

Schedule of investments (unaudited)

March 31, 2010

Western Asset Variable Rate Strategic Fund Inc.

Security	Rate	Maturity Date	Face Amount†	Value
Corporate Bonds & Notes — 35.5%
Consumer Discretionary — 3.2%
Automobiles — 0.5%
Daimler Chrysler North America Holding Corp., Notes	6.500%	11/15/13	400,000	$443,816
Motors Liquidation Co., Senior Debentures	8.250%	7/15/23	50,000	18,750	(a)
Motors Liquidation Co., Senior Debentures	8.375%	7/15/33	400,000	152,000	(a)
Total Automobiles				614,566
Diversified Consumer Services — 0.0%
Service Corp. International, Senior Notes	7.625%	10/1/18	30,000	30,525
Hotels, Restaurants & Leisure — 0.8%
Choctaw Resort Development Enterprise, Senior Notes	7.250%	11/15/19	226,000	154,810	(b)
El Pollo Loco Inc., Senior Notes	11.750%	11/15/13	120,000	107,400
El Pollo Loco Inc., Senior Secured Notes	11.750%	12/1/12	20,000	20,700
Harrah’s Operating Co. Inc., Senior Secured Notes	11.250%	6/1/17	175,000	189,437
Inn of the Mountain Gods Resort & Casino, Senior Notes	12.000%	11/15/10	100,000	48,500	(a)(c)
Landry’s Restaurants Inc., Senior Secured Notes	11.625%	12/1/15	40,000	43,200	(b)
MGM MIRAGE Inc., Senior Notes	7.625%	1/15/17	230,000	192,625
MGM MIRAGE Inc., Senior Secured Notes	10.375%	5/15/14	20,000	22,150	(b)
MGM MIRAGE Inc., Senior Secured Notes	11.125%	11/15/17	55,000	62,150	(b)
Mohegan Tribal Gaming Authority, Senior Subordinated Notes	6.875%	2/15/15	200,000	152,500
NCL Corp. Ltd., Senior Secured Notes	11.750%	11/15/16	60,000	65,550	(b)
Sbarro Inc., Senior Notes	10.375%	2/1/15	25,000	21,125
Snoqualmie Entertainment Authority, Senior Secured Notes	4.136%	2/1/14	10,000	7,350	(b)(d)
Station Casinos Inc., Senior Notes	7.750%	8/15/16	155,000	12,013	(a)(c)
Station Casinos Inc., Senior Subordinated Notes	6.875%	3/1/16	15,000	94	(a)(c)
Total Hotels, Restaurants & Leisure				1,099,604
Household Durables — 0.1%
Norcraft Holdings LP/Norcraft Capital Corp., Senior Discount Notes	9.750%	9/1/12	100,000	95,500	(c)
Media — 1.6%
Affinion Group Inc., Senior Subordinated Notes	10.125%	10/15/13	110,000	113,300
Affinion Group Inc., Senior Subordinated Notes	11.500%	10/15/15	65,000	66,950
Cengage Learning Acquisitions Inc., Senior Notes	10.500%	1/15/15	40,000	38,600	(b)
Charter Communications Operating LLC/Charter Communications Operating Capital, Senior Secured Notes	10.875%	9/15/14	100,000	112,375	(b)
CMP Susquehanna Corp.	4.774%	5/15/14	2,000	598	(b)(c)(d)(e)
Comcast Corp., Senior Notes	6.500%	1/15/17	400,000	445,300
DISH DBS Corp., Senior Notes	6.625%	10/1/14	375,000	378,750
DISH DBS Corp., Senior Notes	7.875%	9/1/19	65,000	67,925
Sun Media Corp., Senior Notes	7.625%	2/15/13	50,000	49,312
Time Warner Inc., Senior Subordinated Notes	6.875%	5/1/12	400,000	440,197
Univision Communications Inc., Senior Secured Notes	12.000%	7/1/14	170,000	187,000	(b)
UPC Holding BV, Senior Notes	9.875%	4/15/18	30,000	31,650	(b)
Virgin Media Finance PLC, Senior Bonds	9.500%	8/15/16	60,000	65,850
Virgin Media Finance PLC, Senior Notes	9.125%	8/15/16	140,000	149,450
Total Media				2,147,257

See Notes to Financial Statements.

Western Asset Variable Rate Strategic Fund Inc. 2010 Semi-Annual Report	3

Western Asset Variable Rate Strategic Fund Inc.

Security	Rate	Maturity Date	Face Amount†	Value
Multiline Retail — 0.0%
Neiman Marcus Group Inc., Senior Notes	9.000%	10/15/15	64,494	$66,106	(f)
Specialty Retail — 0.1%
Blockbuster Inc., Senior Secured Notes	11.750%	10/1/14	96,000	71,280	(b)
Michaels Stores Inc., Senior Notes	10.000%	11/1/14	45,000	47,700
Total Specialty Retail				118,980
Textiles, Apparel & Luxury Goods — 0.1%
Oxford Industries Inc., Senior Secured Notes	11.375%	7/15/15	105,000	117,600
Total Consumer Discretionary				4,290,138
Consumer Staples — 1.0%
Beverages — 0.3%
Anheuser-Busch InBev Worldwide Inc., Senior Notes	4.125%	1/15/15	390,000	401,704
Food & Staples Retailing — 0.6%
CVS Corp., Pass-through Certificates	6.117%	1/10/13	404,166	431,326	(b)
Kroger Co., Notes	3.900%	10/1/15	180,000	182,431
Safeway Inc., Senior Notes	6.500%	3/1/11	300,000	314,801
Total Food & Staples Retailing				928,558
Tobacco — 0.1%
Alliance One International Inc., Senior Notes	10.000%	7/15/16	70,000	73,500	(b)
Total Consumer Staples				1,403,762
Energy — 5.9%
Energy Equipment & Services — 0.2%
Complete Production Services Inc., Senior Notes	8.000%	12/15/16	155,000	154,225
Hercules Offshore LLC, Senior Secured Notes	10.500%	10/15/17	60,000	60,150	(b)
Pride International Inc., Senior Notes	7.375%	7/15/14	20,000	20,700
Total Energy Equipment & Services				235,075
Oil, Gas & Consumable Fuels — 5.7%
Belden & Blake Corp., Secured Notes	8.750%	7/15/12	170,000	159,800
Berry Petroleum Co., Senior Notes	10.250%	6/1/14	60,000	66,450
Chesapeake Energy Corp., Senior Notes	6.375%	6/15/15	70,000	69,125
Chesapeake Energy Corp., Senior Notes	7.250%	12/15/18	285,000	286,425
Compagnie Generale de Geophysique SA, Senior Notes	7.500%	5/15/15	210,000	211,575
ConocoPhillips	4.750%	10/15/12	300,000	323,130
CONSOL Energy Inc., Senior Notes	8.250%	4/1/20	160,000	165,200	(b)
Devon Financing Corp. ULC, Notes	6.875%	9/30/11	400,000	431,759
El Paso Corp., Medium-Term Notes	7.375%	12/15/12	375,000	398,774
Enterprise Products Operating LLP, Junior Subordinated Notes	8.375%	8/1/66	80,000	81,299	(d)
Enterprise Products Operating LLP, Subordinated Notes	7.034%	1/15/68	120,000	114,317	(d)
Kinder Morgan Energy Partners LP, Senior Notes	7.500%	11/1/10	240,000	248,117
Kinder Morgan Energy Partners LP, Senior Notes	6.000%	2/1/17	170,000	182,827
Linn Energy LLC/Linn Energy Finance Corp., Senior Notes	8.625%	4/15/20	60,000	60,225	(b)
LUKOIL International Finance BV, Notes	6.356%	6/7/17	330,000	340,725	(b)
LUKOIL International Finance BV, Senior Notes	7.250%	11/5/19	240,000	252,288	(b)
OPTI Canada Inc., Senior Secured Notes	8.250%	12/15/14	25,000	23,625
Peabody Energy Corp., Senior Notes	6.875%	3/15/13	5,000	5,081

See Notes to Financial Statements.

4	Western Asset Variable Rate Strategic Fund Inc. 2010 Semi-Annual Report

Schedule of investments (unaudited) (cont’d)

March 31, 2010

Western Asset Variable Rate Strategic Fund Inc.

Security	Rate	Maturity Date	Face Amount†		Value
Oil, Gas & Consumable Fuels — continued
Pemex Project Funding Master Trust, Senior Notes	0.852%	12/3/12	700,000		$696,500	(b)(d)
Petrobras International Finance Co., Senior Notes	5.750%	1/20/20	980,000		1,008,901
Petroleos de Venezuela SA, Senior Notes	5.250%	4/12/17	950,000		586,625
Plains Exploration & Production Co., Senior Notes	10.000%	3/1/16	60,000		66,600
Plains Exploration & Production Co., Senior Notes	8.625%	10/15/19	40,000		42,600
SandRidge Energy Inc., Senior Notes	3.876%	4/1/14	1,000,000		917,453	(d)
Teekay Corp., Senior Notes	8.500%	1/15/20	110,000		115,500
Williams Cos. Inc., Senior Notes	8.750%	3/15/32	370,000		452,002
XTO Energy Inc., Senior Notes	7.500%	4/15/12	400,000		448,351
XTO Energy Inc., Senior Notes	5.500%	6/15/18	10,000		10,874
Total Oil, Gas & Consumable Fuels					7,766,148
Total Energy					8,001,223
Financials — 15.0%
Capital Markets — 1.7%
Bear Stearns Cos. Inc., (JPM)	0.479%	1/31/11	400,000		400,790	(d)
Goldman Sachs Capital III, Preferred Securities	1.022%	9/1/12	550,000		382,937	(d)(g)
Macquarie Bank Ltd.	2.600%	1/20/12	730,000		745,428	(b)
Merrill Lynch & Co. Inc., Medium-Term Notes	0.449%	7/25/11	400,000		397,843	(d)
Morgan Stanley, Medium-Term Notes	0.549%	1/9/14	400,000		382,791	(d)
Total Capital Markets					2,309,789
Commercial Banks — 5.9%
American Express Bank FSB	0.530%	6/12/17	500,000		457,165	(d)
Australia & New Zealand Banking Group Ltd., Senior Notes	0.541%	6/18/12	3,300,000		3,293,516	(b)(d)
Bank of Ireland Governor & Co., Senior Notes	2.750%	3/2/12	680,000		680,000	(b)
Barclays Bank PLC, Senior Notes	2.500%	1/23/13	500,000		500,933
Barclays Bank PLC, Senior Notes	5.200%	7/10/14	140,000		149,640
Barclays Bank PLC, Senior Notes	5.000%	9/22/16	200,000		205,856
Barclays Bank PLC, Subordinated Notes	6.050%	12/4/17	100,000		103,284	(b)
BB&T Corp., Senior Notes	3.850%	7/27/12	160,000		166,836
Credit Agricole SA, Subordinated Notes	8.375%	10/13/19	210,000		228,375	(b)(d)(g)
HSBC Bank PLC, Credit-Linked Notes, (Russian Agricultural Bank)	8.900%	12/20/10	14,936,000	RUB	410,378	(b)(c)(d)
ICICI Bank Ltd., Subordinated Bonds	6.375%	4/30/22	230,000		216,853	(b)(d)
Santander US Debt SA Unipersonal, Senior Notes	0.299%	7/23/10	640,000		640,087	(b)(d)
Wachovia Capital Trust III, Junior Subordinated Bonds	5.800%	3/15/11	300,000		257,250	(d)(g)
Wells Fargo & Co., Senior Notes	3.750%	10/1/14	550,000		557,234
Total Commercial Banks					7,867,407
Consumer Finance — 2.6%
Aiful Corp., Notes	5.000%	8/10/10	100,000		96,000	(b)
Ford Motor Credit Co., LLC, Senior Notes	9.875%	8/10/11	220,000		233,402
GMAC Inc., Senior Notes	7.250%	3/2/11	15,000		15,337
GMAC Inc., Senior Notes	2.452%	12/1/14	2,456,000		2,165,382	(d)
GMAC Inc., Senior Notes	6.750%	12/1/14	307,000		308,535
SLM Corp.	0.549%	1/27/14	700,000		606,181	(d)
Total Consumer Finance					3,424,837

See Notes to Financial Statements.

Western Asset Variable Rate Strategic Fund Inc. 2010 Semi-Annual Report	5

Western Asset Variable Rate Strategic Fund Inc.

Security	Rate	Maturity Date	Face Amount†	Value
Diversified Financial Services — 4.2%
Air 2 US, Notes	8.027%	10/1/19	129,278	$114,573	(b)
CCM Merger Inc., Notes	8.000%	8/1/13	100,000	87,500	(b)
Chukchansi Economic Development Authority, Senior Notes	4.024%	11/15/12	250,000	196,250	(b)(d)
Citigroup Inc., Senior Notes	6.375%	8/12/14	850,000	908,920
Citigroup Inc., Senior Notes	5.500%	10/15/14	120,000	124,313
Citigroup Inc., Senior Subordinated Notes	0.524%	6/9/16	685,000	587,003	(d)
General Electric Capital Corp., Senior Notes	2.125%	12/21/12	600,000	608,249
General Electric Capital Corp., Subordinated Debentures	6.375%	11/15/67	700,000	661,500	(d)
International Lease Finance Corp., Senior Notes	8.750%	3/15/17	490,000	502,511	(b)
Leucadia National Corp., Senior Notes	8.125%	9/15/15	80,000	83,300
Merna Reinsurance Ltd., Subordinated Notes	2.001%	7/7/10	300,000	297,540	(b)(d)
New Communications Holdings Inc., Senior Notes	8.750%	4/15/22	64,000	64,320	(b)
TNK-BP Finance SA	6.875%	7/18/11	190,000	198,550	(b)
TNK-BP Finance SA	7.875%	3/13/18	350,000	385,875	(b)
UPC Germany GmbH, Senior Secured Bonds	8.125%	12/1/17	100,000	103,625	(b)
Vanguard Health Holdings Co., II LLC, Senior Notes	8.000%	2/1/18	80,000	78,200	(b)
Westpac Securities NZ Ltd., Senior Notes	2.500%	5/25/12	690,000	704,539	(b)
Total Diversified Financial Services				5,706,768
Insurance — 0.3%
Metropolitan Life Global Funding I, Notes	2.875%	9/17/12	380,000	386,497	(b)
Real Estate Investment Trusts (REITs) — 0.0%
Ventas Realty LP/Ventas Capital Corp., Senior Notes	6.750%	4/1/17	30,000	30,844
Real Estate Management & Development — 0.1%
Ashton Woods USA LLC, Ashton Woods Finance Co., Senior Subordinated Notes, step bond	0.000%	6/30/15	7,800	3,510	(b)(c)
Realogy Corp., Senior Notes	10.500%	4/15/14	190,000	164,825
Total Real Estate Management & Development				168,335
Thrifts & Mortgage Finance — 0.2%
Countrywide Financial Corp., Medium-Term Notes	0.689%	5/7/12	300,000	296,058	(d)
Total Financials				20,190,535
Health Care — 0.7%
Biotechnology — 0.0%
Talecris Biotherapeutics Holdings Corp., Senior Notes	7.750%	11/15/16	30,000	30,300	(b)
Health Care Providers & Services — 0.7%
Community Health Systems Inc., Senior Notes	8.875%	7/15/15	60,000	62,250
HCA Inc., Notes	6.375%	1/15/15	195,000	186,225
HCA Inc., Senior Secured Notes	9.625%	11/15/16	105,000	112,744	(f)
Tenet Healthcare Corp., Senior Notes	9.000%	5/1/15	150,000	162,375	(b)
Tenet Healthcare Corp., Senior Secured Notes	8.875%	7/1/19	276,000	300,150	(b)
Universal Hospital Services Inc., Senior Secured Notes	8.500%	6/1/15	10,000	10,000	(f)
US Oncology Holdings Inc., Senior Notes	6.643%	3/15/12	131,000	124,777	(d)(f)
Total Health Care Providers & Services				958,521
Total Health Care				988,821

See Notes to Financial Statements.

6	Western Asset Variable Rate Strategic Fund Inc. 2010 Semi-Annual Report

Schedule of investments (unaudited) (cont’d)

March 31, 2010

Western Asset Variable Rate Strategic Fund Inc.

Security	Rate	Maturity Date	Face Amount†	Value
Industrials — 1.7%
Aerospace & Defense — 0.3%
Boeing Co., Senior Notes	1.875%	11/20/12	340,000	$341,602
Airlines — 0.2%
DAE Aviation Holdings Inc., Senior Notes	11.250%	8/1/15	160,000	150,400	(b)
Delta Air Lines Inc., Secured Notes	8.021%	8/10/22	76,176	70,082
Delta Air Lines Inc., Senior Secured Notes	9.500%	9/15/14	30,000	31,688	(b)
Total Airlines				252,170
Commercial Services & Supplies — 0.4%
ACCO Brands Corp., Senior Secured Notes	10.625%	3/15/15	80,000	87,800	(b)
Altegrity Inc., Senior Subordinated Notes	10.500%	11/1/15	120,000	113,400	(b)
DynCorp International LLC/DIV Capital Corp., Senior Subordinated Notes	9.500%	2/15/13	90,000	91,575
RSC Equipment Rental Inc., Senior Notes	9.500%	12/1/14	110,000	109,450
RSC Equipment Rental Inc., Senior Secured Notes	10.000%	7/15/17	80,000	85,200	(b)
Total Commercial Services & Supplies				487,425
Construction & Engineering — 0.4%
Odebrecht Finance Ltd.	7.500%	10/18/17	570,000	611,325	(b)
Marine — 0.0%
Trico Shipping AS, Senior Secured Notes	11.875%	11/1/14	70,000	67,200	(b)
Road & Rail — 0.3%
Kansas City Southern de Mexico, Senior Notes	12.500%	4/1/16	250,000	296,875
RailAmerica Inc., Senior Secured Notes	9.250%	7/1/17	99,000	106,054
Total Road & Rail				402,929
Trading Companies & Distributors — 0.1%
Ashtead Capital Inc., Notes	9.000%	8/15/16	50,000	50,875	(b)
H&E Equipment Services Inc., Senior Notes	8.375%	7/15/16	95,000	92,387
Total Trading Companies & Distributors				143,262
Total Industrials				2,305,913
Information Technology — 0.3%
IT Services — 0.3%
Ceridian Corp., Senior Notes	12.250%	11/15/15	53,250	51,386	(f)
GXS Worldwide Inc., Senior Secured Notes	9.750%	6/15/15	430,000	416,025	(b)
Total Information Technology				467,411
Materials — 2.9%
Chemicals — 0.6%
Dow Chemical Co.	6.000%	10/1/12	300,000	326,762
Potash Corp. of Saskatchewan Inc., Senior Notes	3.750%	9/30/15	440,000	445,772
Total Chemicals				772,534
Construction Materials — 0.0%
Headwaters Inc., Senior Secured Notes	11.375%	11/1/14	40,000	41,950	(b)
Metals & Mining — 1.9%
Freeport-McMoRan Copper & Gold Inc., Senior Notes	3.886%	4/1/15	420,000	424,725	(d)
Freeport-McMoRan Copper & Gold Inc., Senior Notes	8.375%	4/1/17	170,000	189,379
Metals USA Inc., Senior Secured Notes	11.125%	12/1/15	150,000	158,250

See Notes to Financial Statements.

Western Asset Variable Rate Strategic Fund Inc. 2010 Semi-Annual Report	7

Western Asset Variable Rate Strategic Fund Inc.

Security	Rate	Maturity Date	Face Amount†	Value
Metals & Mining — continued
Novelis Inc., Senior Notes	7.250%	2/15/15	25,000	$24,250
Ryerson Inc., Senior Secured Notes	12.000%	11/1/15	20,000	21,100
Steel Dynamics Inc., Senior Notes	7.375%	11/1/12	95,000	99,275
Steel Dynamics Inc., Senior Notes	7.625%	3/15/20	370,000	381,100	(b)
Teck Resources Ltd., Senior Secured Notes	9.750%	5/15/14	45,000	53,550
Teck Resources Ltd., Senior Secured Notes	10.250%	5/15/16	40,000	47,800
Teck Resources Ltd., Senior Secured Notes	10.750%	5/15/19	80,000	98,400
Vale Overseas Ltd., Notes	6.250%	1/23/17	438,000	475,970
Vedanta Resources PLC, Senior Notes	8.750%	1/15/14	560,000	616,425	(b)
Total Metals & Mining				2,590,224
Paper & Forest Products — 0.4%
Abitibi-Consolidated Co. of Canada, Senior Secured Notes	13.750%	4/1/11	65,477	69,160	(a)(b)
Appleton Papers Inc., Senior Secured Notes	11.250%	12/15/15	199,000	184,075	(b)
NewPage Corp., Senior Secured Notes	11.375%	12/31/14	205,000	205,000
Total Paper & Forest Products				458,235
Total Materials				3,862,943
Telecommunication Services — 3.6%
Diversified Telecommunication Services — 1.6%
Axtel SAB de CV, Senior Notes	7.625%	2/1/17	467,000	468,167	(b)
CC Holdings GS V LLC, Senior Secured Notes	7.750%	5/1/17	150,000	164,250	(b)
Cincinnati Bell Telephone Co., Senior Debentures	6.300%	12/1/28	45,000	35,775
Deutsche Telekom International Finance BV, Senior Notes	5.750%	3/23/16	400,000	430,546
Hawaiian Telcom Communications Inc., Senior Subordinated Notes	12.500%	5/1/15	25,000	3	(a)(c)
Intelsat Jackson Holdings Ltd., Senior Notes	9.500%	6/15/16	40,000	42,800
Intelsat Jackson Holdings Ltd., Senior Notes	8.500%	11/1/19	140,000	147,700	(b)
Qwest Corp., Senior Notes	3.507%	6/15/13	250,000	253,437	(d)
Verizon Florida Inc., Senior Notes	6.125%	1/15/13	400,000	434,649
Windstream Corp., Senior Notes	8.625%	8/1/16	190,000	195,225
Total Diversified Telecommunication Services				2,172,552
Wireless Telecommunication Services — 2.0%
Cellco Partnership/Verizon Wireless Capital LLC, Senior Notes	3.750%	5/20/11	510,000	526,021
Cricket Communications Inc., Senior Secured Notes	7.750%	5/15/16	125,000	130,312
New Cingular Wireless Services Inc., Notes	8.125%	5/1/12	400,000	451,606
Sprint Capital Corp., Senior Notes	6.875%	11/15/28	650,000	526,500
True Move Co., Ltd.	10.750%	12/16/13	230,000	241,212	(b)
True Move Co., Ltd., Notes	10.750%	12/16/13	731,000	766,636	(b)
Total Wireless Telecommunication Services				2,642,287
Total Telecommunication Services				4,814,839
Utilities — 1.2%
Electric Utilities — 0.3%
EEB International Ltd., Senior Bonds	8.750%	10/31/14	292,000	325,580	(b)
FirstEnergy Corp., Notes	6.450%	11/15/11	18,000	19,099
Orion Power Holdings Inc., Senior Notes	12.000%	5/1/10	10,000	10,088
Total Electric Utilities				354,767

See Notes to Financial Statements.

8	Western Asset Variable Rate Strategic Fund Inc. 2010 Semi-Annual Report

Schedule of investments (unaudited) (cont’d)

March 31, 2010

Western Asset Variable Rate Strategic Fund Inc.

Security	Rate	Maturity Date	Face Amount†	Value
Independent Power Producers & Energy Traders — 0.9%
AES Corp., Senior Notes	9.375%	9/15/10	375,000	$387,188
AES Corp., Senior Notes	8.875%	2/15/11	15,000	15,656
Dynegy Holdings Inc., Senior Notes	7.750%	6/1/19	120,000	91,200
Edison Mission Energy, Senior Notes	7.750%	6/15/16	80,000	58,800
Edison Mission Energy, Senior Notes	7.200%	5/15/19	30,000	20,850
Edison Mission Energy, Senior Notes	7.625%	5/15/27	45,000	29,025
Energy Future Holdings Corp., Senior Notes	11.250%	11/1/17	921,352	631,126	(f)
NRG Energy Inc., Senior Notes	7.375%	2/1/16	5,000	4,975
Total Independent Power Producers & Energy Traders				1,238,820
Total Utilities				1,593,587
Total Corporate Bonds & Notes (Cost — $47,198,185)				47,919,172
Asset-Backed Securities — 19.0%
Financials — 19.0%
Automobiles — 1.1%
Hertz Vehicle Financing LLC, 2009-2A A1	4.260%	3/25/14	630,000	648,935	(b)
Honda Auto Receivables Owner Trust, 2008-1 A3	4.470%	1/18/12	229,690	233,398
Nissan Master Owner Trust Receivables, 2010-AA A	1.380%	1/15/15	610,000	612,158	(b)(d)
Total Automobiles				1,494,491
Home Equity — 16.1%
ABFS Mortgage Loan Trust, 2002-3 M1	5.902%	9/15/33	870,000	634,134
Ameriquest Mortgage Securities Inc., 2005-R1 M1	0.696%	3/25/35	800,000	633,813	(d)
Asset Backed Funding Certificates, 2005-WF1 A2C	0.556%	1/25/35	287,110	261,416	(d)
Bear Stearns Asset-Backed Securities Trust, 2001-3 A1	0.696%	10/27/32	70,452	56,947	(d)
Bear Stearns Asset-Backed Securities Trust, 2005-SD3 1A	0.736%	7/25/35	877,867	624,779	(d)
Bear Stearns Asset-Backed Securities Trust, 2007-SD1 1A2A	6.000%	10/25/36	1,434,135	840,091
Chase Funding Mortgage Loan Asset-Backed Certificates, 2004-1 1A7	3.985%	11/25/33	757,485	655,141
Citigroup Mortgage Loan Trust Inc., 2005-OPT4 M2	0.676%	7/25/35	750,000	609,438	(d)
Countrywide Asset-Backed Certificates, 2003-5 AF5	5.739%	2/25/34	695,560	570,120
Countrywide Asset-Backed Certificates, 2005-5 M1	0.706%	10/25/35	600,000	548,807	(d)
Countrywide Asset-Backed Certificates, 2007-13 2A1	1.146%	10/25/47	674,061	451,860	(d)
Countrywide Asset-Backed Certificates, 2007-SEA2 1A1	1.246%	8/25/47	565,925	313,098	(b)(d)
Countrywide Home Equity Loan Trust, 2006-HW 2A1B	0.380%	11/15/36	1,342,074	973,414	(d)
EMC Mortgage Loan Trust, 2004-C A1	0.796%	3/25/31	259,199	227,861	(b)(d)
First Franklin Mortgage Loan Asset-Backed Certificates, 2005-FFH4 2A4	0.596%	12/25/35	400,000	349,406	(d)
First Horizon ABS Trust, 2006-HE2 A	0.376%	10/25/26	1,786,048	1,142,261	(d)
First Horizon ABS Trust, 2007-HE1 A	0.376%	9/25/29	159,613	111,832	(d)
GMAC Mortgage Corp. Loan Trust, 2006-HE4 A1	0.426%	12/25/36	1,329,521	688,312	(d)
Greenpoint Home Equity Loan Trust, 2004-4 A	0.790%	8/15/30	771,879	478,446	(d)
GSAMP Trust, 2004-OPT B1	1.846%	11/25/34	125,345	31,507	(d)
GSRPM Mortgage Loan Trust, 2007-1 A	0.646%	10/25/46	175,506	73,029	(b)(d)
Home Equity Mortgage Trust, 2006-2 2A1	0.406%	7/25/36	677,153	195,209	(d)
IXIS Real Estate Capital Trust, 2005-HE4 A3	0.586%	2/25/36	262,046	227,838	(d)

See Notes to Financial Statements.

Western Asset Variable Rate Strategic Fund Inc. 2010 Semi-Annual Report	9

Western Asset Variable Rate Strategic Fund Inc.

Security	Rate	Maturity Date	Face Amount†	Value
Home Equity — continued
Lehman XS Trust, (Structured Asset Securities Corp.), 2005-1 2A2	1.729%	7/25/35	1,408,400	$873,624	(d)
Lehman XS Trust, 2005-5N 3A1A	0.546%	11/25/35	497,474	308,829	(d)
Long Beach Mortgage Loan Trust, 2001-3 M1	1.071%	9/25/31	234,371	134,467	(d)
Long Beach Mortgage Loan Trust, 2002-1 2M1	1.371%	5/25/32	775,471	545,342	(d)
MASTR Second Lien Trust, 2005-1 A	0.516%	9/25/35	87,969	75,861	(d)
MASTR Specialized Loan Trust, 2007-1 A	0.616%	1/25/37	574,848	241,436	(b)(d)
Merrill Lynch Mortgage Investors Trust, 2007-SD1 A1	0.696%	2/25/47	1,260,139	530,946	(d)
Morgan Stanley ABS Capital I, 2007-NC2 M1	0.616%	2/25/37	1,100,000	16,895	(d)
Morgan Stanley ABS Capital I, 2007-NC2 M2	0.666%	2/25/37	1,000,000	10,250	(d)
Morgan Stanley ABS Capital I, 2007-NC2 M3	0.796%	2/25/37	800,000	5,737	(d)
Morgan Stanley ABS Capital I, 2007-NC2 M4	1.246%	2/25/37	500,000	3,409	(d)
Morgan Stanley ABS Capital I, 2007-NC2 M5	1.446%	2/25/37	700,000	2,274	(d)
Morgan Stanley Capital Inc., 2004-HE8 A7	0.776%	9/25/34	74,135	57,094	(d)
Morgan Stanley Mortgage Loan Trust, 2006-12XS A1	0.366%	10/25/36	60,423	59,474	(d)
Option One Mortgage Loan Trust, 2005-1 A4	0.646%	2/25/35	241,797	202,334	(d)
Park Place Securities Inc., 2004-WCW1 M2	0.926%	9/25/34	1,200,000	973,178	(d)
Park Place Securities Inc., 2004-WHQ2 M2	0.876%	2/25/35	750,000	613,582	(d)
RAAC Series, 2006-RP2 A	0.496%	2/25/37	397,474	251,715	(b)(d)
RAAC Series, 2006-RP3 A	0.516%	5/25/36	1,438,795	819,926	(b)(d)
RAAC Series, 2006-RP4 A	0.536%	1/25/46	840,984	532,523	(b)(d)
RAAC Series, 2007-RP3 M1	1.046%	10/25/46	1,200,000	38,399	(b)(d)
RAAC Series, 2007-RP4 A	0.596%	11/25/46	1,325,611	628,823	(b)(d)
RAAC Series, 2007-SP3 A1	1.446%	9/25/37	379,199	275,132	(d)
Renaissance Home Equity Loan Trust, 2003-1 A	0.676%	6/25/33	252,139	201,793	(d)
Renaissance Home Equity Loan Trust, 2003-2 A	0.686%	8/25/33	204,425	169,612	(d)
Renaissance Net Interest Margin Trust, 2007-2 N	8.353%	6/25/37	128,633	161	(b)
Residential Asset Mortgage Products Inc., 2003-RZ4 A7	4.790%	6/25/33	344,158	340,329
SACO I Trust, 2005-WM3 A3	0.946%	9/25/35	299,611	86,214	(d)
SACO I Trust, 2006-3 A3	0.706%	4/25/36	817,309	138,071	(d)
SACO I Trust, 2006-4 A1	0.416%	3/25/36	879,993	159,646	(d)
Sail Net Interest Margin Notes, 2004-2A A	5.500%	3/27/34	107,070	0	(a)(b)(c)
Soundview Home Equity Loan Trust, 2005-3 M2	0.766%	6/25/35	641,211	609,793	(d)
Structured Asset Investment Loan Trust, 2004-9 M4	1.546%	10/25/34	187,574	15,236	(d)
Structured Asset Securities Corp., 2004-6XS A5B	5.550%	3/25/34	701,135	626,158
Structured Asset Securities Corp., 2005-4XS 2A1A	1.979%	3/25/35	764,981	572,354	(d)
Structured Asset Securities Corp., 2005-SC1 1A1	0.516%	5/25/31	929,457	437,900	(b)(d)
Structured Asset Securities Corp., 2006-GEL1 A2	0.596%	11/25/35	600,000	439,500	(b)(d)
Structured Asset Securities Corp., 2007-BC3 2A3	0.426%	5/25/47	290,000	91,235	(d)
Washington Mutual Inc. Asset-Backed Certificates, 2007-HE3 M5	1.296%	5/25/47	500,000	1,717	(d)
Total Home Equity				21,789,728
Manufactured Housing — 0.5%
Conseco Finance Securitizations Corp., 2000-4 A6	8.310%	5/1/32	565,009	426,608	(d)
Vanderbilt Mortgage Finance, 2000-B IB2	9.250%	7/7/30	234,552	185,273	(d)
Total Manufactured Housing				611,881

See Notes to Financial Statements.

10	Western Asset Variable Rate Strategic Fund Inc. 2010 Semi-Annual Report

Schedule of investments (unaudited) (cont’d)

March 31, 2010

Western Asset Variable Rate Strategic Fund Inc.

Security	Rate	Maturity Date	Face Amount†	Value
Student Loan — 1.3%
National Collegiate Student Loan Trust, IO, 2007-2 AIO	6.700%	7/25/12	4,500,000	$629,730
SLC Student Loan Trust, 2008-1 A4A	1.857%	12/15/32	720,000	758,957	(d)
SLC Student Loan Trust, 2008-2 A1	0.657%	9/15/14	384,909	385,236	(d)
Total Student Loan				1,773,923
Total Asset-Backed Securities (Cost — $36,624,141)				25,670,023
Collateralized Mortgage Obligations — 27.2%
Adjustable Rate Mortgage Trust, 2005-11 5A1	0.516%	2/25/36	335,401	205,734	(d)
American Home Mortgage Investment Trust, 2005-4 5A	5.350%	11/25/45	476,471	343,909	(d)
Banc of America Funding Corp., 2003-1 A1	6.000%	5/20/33	502,801	509,160
Banc of America Funding Corp., 2005-E 8A1	3.524%	6/20/35	802,373	401,473	(d)
Bear Stearns Alt-A Trust, 2004-3 A1	0.886%	4/25/34	873,409	662,733	(d)
Bear Stearns ARM Trust, 2004-8 11A1	3.107%	11/25/34	727,970	616,586	(d)
Bear Stearns Asset-Backed Securities Trust, 2005-AC3 1A1	0.746%	7/25/35	942,246	619,628	(d)
Countrywide Alternative Loan Trust, 2005-24 4A1	0.470%	7/20/35	905,689	509,006	(d)
Countrywide Home Loan, Mortgage Pass-Through Trust, 2004-29 2A1	0.576%	2/25/35	88,289	48,232	(d)
Countrywide Home Loans, 2004-20 2A1	3.006%	9/25/34	1,035,096	429,377	(d)
Countrywide Home Loans, 2005-7 1A1	0.516%	3/25/35	1,558,376	1,176,656	(d)
Countrywide Home Loans, 2005-HYB9 3A1A	5.310%	2/20/36	1,301,917	934,011	(d)
Countrywide Home Loans, 2005-R3 AF	0.646%	9/25/35	872,336	737,833	(b)(d)
Deutsche Mortgage Securities Inc., 2004-4 3AR1	4.041%	6/25/34	404,111	312,606	(d)
Downey Savings & Loan Association Mortgage Loan Trust, 2005-AR5 2A1A	0.567%	8/19/45	864,838	473,690	(d)
Downey Savings & Loan Association Mortgage Loan Trust, 2006-AR1 1A1A	1.391%	3/19/46	499,037	212,722	(d)
Federal Home Loan Mortgage Corp. (FHLMC), PAC IO	5.000%	5/15/23	2,931,699	238,308	(c)
Federal Home Loan Mortgage Corp. (FHLMC), PAC IO	5.000%	7/15/26	1,487,528	9,225	(c)
Federal Home Loan Mortgage Corp. (FHLMC), PAC IO	5.000%	1/15/19	2,665,904	200,182	(c)
Federal Home Loan Mortgage Corp. (FHLMC), PAC-1 IO	5.000%	3/15/22	3,649,124	314,032	(c)
Federal National Mortgage Association (FNMA), STRIPS, IO	5.000%	7/1/33	9,214,220	2,125,190	(c)
Federal National Mortgage Association (FNMA), STRIPS, IO	5.500%	7/1/18	2,685,582	306,044	(c)(d)
Greenwich Capital Commercial Funding Corp., 2004-GG1 A4	4.755%	6/10/36	900,000	913,604
GS Mortgage Securities Corp. II, 2001-1285 C	6.712%	8/15/18	950,000	982,260	(b)
GSMPS Mortgage Loan Trust, 2005-LT1 A1	0.476%	2/25/35	305,444	244,355	(b)(d)(e)
GSMPS Mortgage Loan Trust, 2005-RP2	0.596%	3/25/35	1,236,351	1,000,599	(b)(d)
GSMPS Mortgage Loan Trust, 2006-RP2 1AF1	0.646%	4/25/36	565,127	478,302	(b)(d)
Harborview Mortgage Loan Trust, 2004-10 4A	3.115%	1/19/35	556,755	494,436	(d)
Harborview Mortgage Loan Trust, 2004-11 3A1A	0.587%	1/19/35	320,001	174,172	(d)
Harborview Mortgage Loan Trust, 2005-14 3A1A	5.314%	12/19/35	340,984	257,743	(d)
IMPAC Secured Assets Corp., 2005-2 A1	0.566%	3/25/36	2,548,091	1,249,613	(d)
Indymac Index Mortgage Loan Trust, 2004-AR12 A1	0.636%	12/25/34	117,354	65,778	(d)
Indymac Index Mortgage Loan Trust, 2004-AR7 A2	1.106%	9/25/34	369,775	213,579	(d)
Indymac Index Mortgage Loan Trust, 2004-AR8 2A2A	0.646%	11/25/34	104,354	67,484	(d)
Indymac Index Mortgage Loan Trust, 2005-AR21 4A1	5.256%	10/25/35	924,334	689,885	(d)
JPMorgan Chase Commercial Mortgage Securities Corp., 2007-CB18 A1	5.320%	6/12/47	998,691	1,026,051

See Notes to Financial Statements.

Western Asset Variable Rate Strategic Fund Inc. 2010 Semi-Annual Report	11

Western Asset Variable Rate Strategic Fund Inc.

Security	Rate	Maturity Date	Face Amount†	Value
Collateralized Mortgage Obligations — continued
JPMorgan Mortgage Trust, 2005-A3 3A4	5.027%	6/25/35	400,000	$354,881	(d)
Luminent Mortgage Trust, 2006-2 A1A	0.446%	2/25/46	1,193,480	623,006	(d)
MASTR ARM Trust, 2003-6 2A1	3.019%	12/25/33	254,584	212,522	(d)
MASTR Reperforming Loan Trust, 2005-2 1A1F	0.596%	5/25/35	1,700,793	1,383,960	(b)(d)
MASTR Reperforming Loan Trust, 2006-2 1A1	5.780%	5/25/36	646,310	617,553	(b)(d)(e)
MASTR Reperforming Loan Trust, 2006-2 2A1	4.510%	5/25/36	305,302	255,080	(b)(d)
Morgan Stanley Mortgage Loan Trust, 2006-6AR 2A	5.127%	5/25/36	1,386,452	771,890	(d)
Residential Accredit Loans Inc., 2004-QA2 A2	0.686%	6/25/34	919,077	630,414	(d)
Residential Accredit Loans Inc., 2005-QO4 2A1	0.526%	12/25/45	563,762	307,522	(d)
Structured ARM Loan Trust, 2004-20 1A1	2.832%	1/25/35	208,509	148,412	(d)
Structured ARM Loan Trust, 2004-9XS A	0.616%	7/25/34	999,250	701,808	(d)
Structured Asset Mortgage Investments Inc., 2004-AR3 1A1	0.837%	7/19/34	604,019	514,542	(d)
Structured Asset Mortgage Investments Inc., 2006-AR2 A1	0.476%	2/25/36	1,162,452	613,666	(d)
Structured Asset Mortgage Investments Inc., 2006-AR3 11A1	0.456%	4/25/36	549,786	297,459	(d)
Structured Asset Securities Corp., 1998-2 M1	1.346%	2/25/28	182,865	173,045	(d)
Structured Asset Securities Corp., 1998-3 M1	1.246%	3/25/28	128,608	114,574	(d)
Structured Asset Securities Corp., 1998-8 M1	1.186%	8/25/28	418,197	294,166	(d)
Structured Asset Securities Corp., 2005-4XS 3A4	4.790%	3/25/35	620,000	571,903
Structured Asset Securities Corp., 2005-RF1 A	0.579%	3/25/35	348,456	279,595	(b)(d)
Structured Asset Securities Corp., 2005-RF2 A	0.596%	4/25/35	374,081	300,802	(b)(d)
Structured Asset Securities Corp., 2005-RF3 1A	0.579%	6/25/35	354,107	281,477	(b)(d)
Structured Asset Securities Corp., 2005-RF3 2A	4.863%	6/25/35	5,425,969	4,488,760	(b)(d)
Voyager Dwnys Delaware Trust, 2009-1 UGL2	2.130%	3/20/47	499,037	55,393	(b)(c)(d)
Washington Mutual Inc. Mortgage Pass-Through Certificates, 2003-AR8	0.606%	10/25/45	1,016,213	610,907	(d)
Washington Mutual Inc. Mortgage Pass-Through Certificates, 2004-AR13 A1A	0.610%	11/25/34	816,655	669,898	(d)
Washington Mutual Inc. Mortgage Pass-Through Certificates, 2006-AR8 1A3	5.845%	8/25/46	375,000	238,620	(d)
Washington Mutual Inc. Pass-Through Certificates, 2005-AR8 2AB3	0.606%	7/25/45	673,974	408,030	(d)
Washington Mutual Inc. Pass-Through Certificates, 2006-AR11 1A	1.423%	9/25/46	664,637	397,265	(d)
Washington Mutual Inc. Pass-Through Certificates, 2006-AR2 A1A	1.411%	4/25/46	348,801	172,513	(d)
Washington Mutual Inc. Pass-Through Certificates, 2007-HY3 1A1	5.567%	3/25/37	296,282	208,732	(d)
Wells Fargo Mortgage Backed Securities Trust, 2004-DD 1A1	2.872%	1/25/35	797,312	731,895	(d)
Total Collateralized Mortgage Obligations (Cost — $41,867,267)				36,674,488
Collateralized Senior Loans — 8.1%
Consumer Discretionary — 3.2%
Auto Components — 0.5%
Allison Transmission Inc., Term Loan B	2.980 - 3.000%	6/11/10	743,965	709,424	(h)(i)
Distributors — 0.5%
Keystone Auto Industry Inc., Term Loan B	3.751 - 5.750%	6/30/10	938,774	693,519	(h)(i)
Hotels, Restaurants & Leisure — 0.3%
BLB Worldwide Holdings Inc., Term Loan	3.250%	6/30/10	750,000	45,000	(a)(h)(i)
Harrahs Operating Co. Inc., Term Loan B2	3.249%	4/26/10	460,941	398,570	(h)(i)
Total Hotels, Restaurants & Leisure				443,570

See Notes to Financial Statements.

12	Western Asset Variable Rate Strategic Fund Inc. 2010 Semi-Annual Report

Schedule of investments (unaudited) (cont’d)

March 31, 2010

Western Asset Variable Rate Strategic Fund Inc.

Security	Rate	Maturity Date	Face Amount†	Value
Media — 1.5%
Charter Communications Operating LLC, First Lien	2.300 - 6.250%	6/30/10	980,000	$948,331	(h)(i)
CSC Holdings Inc., Term Loan	1.980%	4/15/10	681,931	673,028	(h)(i)
Idearc Inc., Term Loan	10.250%	6/30/10	387,689	364,791	(h)(i)
Total Media				1,986,150
Multiline Retail — 0.4%
Neiman Marcus Group Inc., Term Loan B	2.228 - 2.252%	6/7/10	491,810	467,356	(h)(i)
Total Consumer Discretionary				4,300,019
Energy — 0.3%
Oil, Gas & Consumable Fuels — 0.3%
Ashmore Energy International, Synthetic Revolving Credit Facility	3.246%	4/30/10	47,569	44,180	(h)(i)
Ashmore Energy International, Term Loan	3.290%	6/30/10	319,773	296,989	(h)(i)
Total Energy				341,169
Financials — 0.1%
Diversified Financial Services — 0.1%
Chrysler Financial, Term Loan B	4.230%	4/15/10	181,250	181,250	(h)(i)
Health Care — 1.5%
Health Care Providers & Services — 1.5%
Community Health Systems Inc., Delayed Draw Term Loan	2.502%	5/28/10	474,833	462,591	(h)(i)
Community Health Systems Inc., Term Loan B	2.502%	5/28/10	23,372	23,689	(h)(i)
HCA Inc., Term Loan B	2.540%	6/30/10	630,983	616,628	(h)(i)
Health Management Association, Term Loan B	2.040%	6/30/10	912,120	886,124	(h)(i)
Total Health Care				1,989,032
Industrials — 0.9%
Trading Companies & Distributors — 0.9%
Penhall International Corp., Term Loan	9.631%	4/1/10	1,332,172	166,521	(h)(i)
Transdigm Inc. Term B	2.278%	6/23/10	1,000,000	985,156	(h)(i)
Total Industrials				1,151,677
Information Technology — 0.5%
IT Services — 0.5%
First Data Corp., Term Loan B2	3.032 - 3.040%	6/30/10	744,275	660,164	(h)(i)
Materials — 0.3%
Containers & Packaging — 0.3%
Berry Plastics Group Inc., Term Loan C	2.257%	6/15/10	496,164	468,565	(h)(i)
Telecommunication Services — 0.3%
Diversified Telecommunication Services — 0.3%
Level 3 Communications Inc., Term Loan	2.501%	4/13/10	500,000	467,448	(h)(i)
Utilities — 1.0%
Electric Utilities — 0.6%
TXU Corp., Term Loan B	3.729 - 3.790%	6/30/10	975,000	803,089	(h)(i)
Independent Power Producers & Energy Traders — 0.4%
NRG Energy Inc., Term Loan	1.998 - 2.040%	6/30/10	628,729	616,506	(h)(i)
Total Utilities				1,419,595
Total Collateralized Senior Loans (Cost — $13,589,054)				10,978,919

See Notes to Financial Statements.

Western Asset Variable Rate Strategic Fund Inc. 2010 Semi-Annual Report	13

Western Asset Variable Rate Strategic Fund Inc.

Security	Rate	Maturity Date	Face Amount†		Value
Mortgage-Backed Securities — 3.5%
FHLMC — 0.2%
Federal Home Loan Mortgage Corp. (FHLMC), Gold	7.000%	6/1/17	219,132		$232,255
FNMA — 3.3%
Federal National Mortgage Association (FNMA)	3.524%	5/1/33	2,469,627		2,535,558	(d)
Federal National Mortgage Association (FNMA)	2.053%	1/1/35	612,551		626,712	(d)
Federal National Mortgage Association (FNMA)	2.692%	1/1/35	1,202,330		1,238,508	(d)
Federal National Mortgage Association (FNMA)	3.712%	12/1/36	20,781		21,637	(d)
Total FNMA					4,422,415
Total Mortgage-Backed Securities (Cost — $4,551,124)					4,654,670
Sovereign Bonds — 2.9%
Brazil — 1.9%
Brazil Nota do Tesouro Nacional, Notes	10.000%	1/1/12	4,541,000	BRL	2,487,866
Brazil Nota do Tesouro Nacional, Notes	10.000%	1/1/17	256,000	BRL	129,472
Total Brazil					2,617,338
Mexico — 0.5%
United Mexican States, Medium-Term Notes	6.750%	9/27/34	565,000		624,325
Russia — 0.4%
Russian Federation	12.750%	6/24/28	314,000		558,951	(b)
Venezuela — 0.1%
Bolivarian Republic of Venezuela	5.750%	2/26/16	232,000		169,360	(b)
Total Sovereign Bonds (Cost — $3,921,065)					3,969,974
U.S. Government & Agency Obligations — 0.5%
U.S. Government Agency — 0.2%
Federal National Mortgage Association (FNMA), One Year CMT ARM	3.389%	5/1/28	256,273		264,732	(d)
U.S. Government Obligations — 0.3%
U.S. Treasury Notes	3.375%	11/15/19	440,000		424,703
Total U.S. Government & Agency Obligations (Cost — $680,162)					689,435

	Shares
Common Stocks — 0.2%
Consumer Discretionary — 0.1%
Media — 0.1%
Charter Communications Inc., Class A Shares	2,966	102,327	*
Dex One Corp.	1,040	29,037	*
SuperMedia Inc.	1,864	76,241	*
Total Consumer Discretionary		207,605
Energy — 0.0%
Oil, Gas & Consumable Fuels — 0.0%
SemGroup Corp., Class A Shares	116	3,359	*
Industrials — 0.0%
Building Products — 0.0%
Nortek Inc.	44	1,773	*

See Notes to Financial Statements.

14	Western Asset Variable Rate Strategic Fund Inc. 2010 Semi-Annual Report

Schedule of investments (unaudited) (cont’d)

March 31, 2010

Western Asset Variable Rate Strategic Fund Inc.

Security	Shares	Value
Materials — 0.1%
Chemicals — 0.1%
Georgia Gulf Corp.	3,741	$69,171	*
Total Common Stocks (Cost — $742,893)		281,908

	Rate	Maturity Date
Convertible Preferred Stock — 0.1%
Financials — 0.1%
Diversified Financial Services — 0.1%
Citigroup Inc. (Cost — $80,000)	7.500%	12/15/12	800	97,504
Preferred Stocks — 0.1%
Consumer Discretionary — 0.0%
Automobiles — 0.0%
Ford Motor Co., Series F	7.550%		100	2,296
Media — 0.0%
CMP Susquehanna Radio Holdings Corp.	0.000%		559	1	*(b)(c)(d)(e)
Total Consumer Discretionary				2,297
Financials — 0.1%
Diversified Financial Services — 0.1%
Preferred Plus, Trust, Series FRD-1	7.400%		600	13,932
SATURNS-F, 2003-5	8.125%		1,700	40,137
Total Financials				54,069
Total Preferred Stocks (Cost — $42,344)				56,366

	Expiration Date	Warrants
Warrants — 0.0%
Buffets Restaurant Holdings	4/28/14	30	0	*(c)(e)
Charter Communications Inc.	11/30/14	22	132	*
CNB Capital Trust	3/23/19	639	1	*(b)(c)(e)
Nortek Inc.	12/7/14	115	288	*(e)
SemGroup Corp.	11/30/14	123	1,011	*(c)
Total Warrants (Cost — $1,531)			1,432
Total Investments Before Short-Term Investments (Cost — $149,297,766)			130,993,891

See Notes to Financial Statements.

Western Asset Variable Rate Strategic Fund Inc. 2010 Semi-Annual Report	15

Western Asset Variable Rate Strategic Fund Inc.

Security	Rate	Maturity Date	Face Amount†	Value
Short-Term Investments — 2.3%
U.S. Government Agency — 0.5%
Federal National Mortgage Association (FNMA), Discount Notes (Cost — $711,484)	0.180 - 0.240%	8/23/10	712,000	$ 711,430	(j)(k)
Repurchase Agreement — 1.8%
Morgan Stanley tri-party repurchase agreement dated 3/31/10; Proceeds at maturity - $2,440,001; (Fully collateralized by U.S. government agency obligation, 0.000% due 4/28/10; Market value — $2,489,751) (Cost — $2,440,000)	0.010%	4/1/10	2,440,000	2,440,000
Total Short-Term Investments (Cost — $3,151,484)				3,151,430
Total Investments — 99.4% (Cost — $152,449,250#)				134,145,321
Other Assets in Excess of Liabilities — 0.6%				821,835
Total Net Assets — 100.0%				$134,967,156

†	Face amount denominated in U.S. dollars, unless otherwise noted.
*	Non-income producing security.
(a)	The coupon payment on these securities is currently in default as of March 31, 2010.
(b)

Security is exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions that are exempt from registration, normally to qualified institutional buyers. This security has been deemed liquid pursuant to guidelines approved by the Board of Directors, unless otherwise noted.

(c)	Illiquid security.
(d)	Variable rate security. Interest rate disclosed is that which is in effect at March 31, 2010.
(e)	Security is valued in good faith at fair value by or under the direction of the Board of Directors (See Note 1).
(f)	Payment-in-kind security for which part of the income earned may be paid as additional principal.
(g)	Security has no maturity date. The date shown represents the next call date.
(h)	Interest rates disclosed represent the effective rates on loans and debt securities. Ranges in interest rates are attributable to multiple contracts under the same loan.
(i)	The date shown represents the last in range of interest reset dates.
(j)	All or a portion of this security is held at the broker as collateral for open futures contracts.
(k)	Rate shown represents yield-to-maturity.
#	Aggregate cost for federal income tax purposes is substantially the same.

Abbreviations used in this schedule:

ARM	— Adjustable Rate Mortgage
BRL	— Brazilian Real
CMT	— Constant Maturity Treasury
GMAC	— General Motors Acceptance Corp.
GSAMP	— Goldman Sachs Alternative Mortgage Products
IO	— Interest Only
MASTR	— Mortgage Asset Securitization Transactions Inc.
PAC	— Planned Amortization Class
RUB	— Russian Ruble
STRIPS	— Separate Trading of Registered Interest and Principal Securities

Schedule of Written Options

Security	Expiration Date	Strike Price	Contracts	Value
Eurodollar Futures, Put	6/14/10	$98.50	24	$ 150
Eurodollar Futures, Put	6/14/10	98.63	73	456
Eurodollar Futures, Put	9/13/10	98.38	111	2,775
Total Written Options (Premiums received — $94,887)				$ 3,381

See Notes to Financial Statements.

16	Western Asset Variable Rate Strategic Fund Inc. 2010 Semi-Annual Report

Statement of assets and liabilities (unaudited)

March 31, 2010

Assets:
Investments, at value (Cost — $152,449,250)	$134,145,321
Foreign currency, at value (Cost — $30,615)	30,622
Cash	286
Deposits with brokers for open swap contracts	3,050,000
Interest receivable	1,176,705
Receivable for securities sold	239,989
Receivable from broker - variation margin on open futures contracts	131,875
Premiums paid for open swaps	88,718
Unrealized appreciation on swaps	84,665
Receivable for open swap contracts	40,483
Unrealized appreciation on forward currency contracts	6,661
Prepaid expenses	20,352
Total Assets	139,015,677

Liabilities:
Unrealized depreciation on swaps	2,929,170
Payable for securities purchased	469,894
Payable for open swap contracts	382,484
Investment management fee payable	85,615
Premiums received for open swaps	79,537
Unrealized depreciation on forward currency contracts	27,758
Directors’ fees payable	11,837
Written options, at value (premium received $94,887)	3,381
Accrued expenses	58,845
Total Liabilities	4,048,521
Total Net Assets	$134,967,156

Net Assets:
Par value ($0.001 par value; 8,323,434 shares issued and outstanding; 100,000,000 shares authorized)	$ 8,323
Paid-in capital in excess of par value	158,195,188
Undistributed net investment income	1,147,695
Accumulated net realized loss on investments, futures contracts, written options, swap contracts and foreign currency transactions	(3,466,381)
Net unrealized depreciation on investments, futures contracts, written options, swap contracts and foreign currencies	(20,917,669)
Total Net Assets	$134,967,156

Shares Outstanding	8,323,434

Net Asset Value	$16.22

See Notes to Financial Statements.

Western Asset Variable Rate Strategic Fund Inc. 2010 Semi-Annual Report	17

Statement of operations (unaudited)

For the Six Months Ended March 31, 2010

Investment Income:
Interest	$ 4,010,915
Dividends	27,993
Total Investment Income	4,038,908

Expenses:
Investment management fee (Note 2)	490,395
Legal fees	55,210
Audit and tax	36,400
Shareholder reports	33,635
Directors’ fees	27,300
Transfer agent fees	20,564
Stock exchange listing fees	7,336
Custody fees	3,438
Insurance	2,029
Miscellaneous expenses	4,932
Total Expenses	681,239
Less: Compensating balance agreements (Note 1)	(182)
Net Expenses	681,057
Net Investment Income	3,357,851

Realized and Unrealized Gain (Loss) on Investments, Futures Contracts, Written Options, Swap Contracts and Foreign Currency Transactions (Notes 1, 3 and 4):
Net Realized Gain (Loss) From:
Investment transactions	(1,480,421)
Futures contracts	1,972,264
Written options	24,175
Swap contracts	(623,668)
Foreign currency transactions	(53,653)
Net Realized Loss	(161,303)
Change in Net Unrealized Appreciation/Depreciation From:
Investments	8,715,113
Futures contracts	(977,957)
Written options	85,724
Swap contracts	405,255
Foreign currencies	(46,115)
Change in Net Unrealized Appreciation/Depreciation	8,182,020
Net Gain on Investments, Futures Contracts, Written Options, Swap Contracts and Foreign Currency Transactions	8,020,717
Increase in Net Assets From Operations	$ 11,378,568

See Notes to Financial Statements.

18	Western Asset Variable Rate Strategic Fund Inc. 2010 Semi-Annual Report

Statements of changes in net assets

For the Six Months Ended March 31, 2010 (unaudited) and the Year Ended September 30, 2009	2010	2009

Operations:
Net investment income	$ 3,357,851	$ 6,213,711
Net realized loss	(161,303)	(1,423,464)
Change in net unrealized appreciation/depreciation	8,182,020	1,808,887
Increase in Net Assets From Operations	11,378,568	6,599,134

Distributions to Shareholders From (Note 1):
Net investment income	(2,796,674)	(5,670,756)
Net realized gains	—	(421,998)
Decrease in Net Assets From Distributions to Shareholders	(2,796,674)	(6,092,754)
Increase in Net Assets	8,581,894	506,380

Net Assets:
Beginning of period	126,385,262	125,878,882
End of period*	$134,967,156	$126,385,262
* Includes undistributed net investment income of:	$1,147,695	$586,518

See Notes to Financial Statements.

Western Asset Variable Rate Strategic Fund Inc. 2010 Semi-Annual Report	19

Financial highlights

For a share of capital stock outstanding throughout each year ended September 30, unless otherwise noted:

2010[1,2]	2009[2]	2008[2]	2007[2]	2006[2]	2005[3]

Net asset value, beginning of period	$15.18	$15.12	$18.85	$19.68	$19.47	$19.064

Income (Loss) from operations:
Net investment income	0.40	0.75	0.96	1.07	1.04	0.86
Net realized and unrealized gain (loss)	0.98	0.04	(3.57)	(0.45)	0.36	0.45
Total income (loss) from operations	1.38	0.79	(2.61)	0.62	1.40	1.31

Less distributions from:
Net investment income	(0.34)	(0.68)	(0.96)	(1.31)	(1.07)	(0.85)
Net realized gains	—	(0.05)	(0.16)	(0.14)	(0.12)	—
Return of capital	—	—	—	—	—	(0.05)
Total distributions	(0.34)	(0.73)	(1.12)	(1.45)	(1.19)	(0.90)

Net asset value, end of period	$16.22	$15.18	$15.12	$18.85	$19.68	$19.47

Market price, end of period	$14.85	$13.78	$12.00	$16.91	$17.36	$17.16
Total return, based on NAV[5,6]	9.15%	5.91%	(14.40)%[7]	3.21%	7.45%	7.06%
Total return, based on Market Price[6]	10.33%	22.20%	(23.67)%[7]	5.75%	8.46%	(9.82)%

Net assets, end of period (000s)	$134,967	$126,385	$125,879	$156,865	$163,784	$162,066

Ratios to average net assets:
Gross expenses	1.04%[8]	1.16%	1.06%	0.97%[9]	2.35%	1.65%[8]
Gross expenses, excluding interest expense	1.04	[8]	1.16	0.99	0.97	[9]	1.16	1.07	[8]
Net expenses	1.04	[8,10]	1.16	1.06	[10]	0.97	[9,11]	2.34	[11]	1.65	[8]
Net expenses, excluding interest expense	1.04	[8,10]	1.16	0.99	[10]	0.97	[9,11]	1.16	[11]	1.07	8
Net investment income	5.14	[8]	5.41	5.59	5.53	5.35	4.94	[8]

Portfolio turnover rate	29%	68%[12]	77%[12]	160%[12]	27%	46%

1	For the six months ended March 31, 2010 (unaudited).
2	Per share amounts have been calculated using the average shares method.
3	For the period October 26, 2004 (inception date) to September 30, 2005.
4	Initial public offering price of $20.00 per share less offering costs and sales load totaling $0.94 per share.
5

Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

6

The total return calculation assumes that distributions are reinvested in accordance with the Fund’s dividend reinvestment plan. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

7	The investment manager fully reimbursed the Fund for losses incurred resulting from an investment transaction error. Without this reimbursement, the total return would not have changed.
8	Annualized.
9

Included in the expense ratios are certain non-recurring restructuring (and reorganization, if applicable) fees that were incurred by the Fund during the period. Without these fees, the gross and net expense ratios would both have been 0.97%.

10	The impact to the expense ratio was less than 0.01% as a result of compensating balance agreements.
11	Reflects fee waivers and/or expense reimbursements.
12

Excluding mortgage dollar roll transactions. If mortgage dollar roll transactions had been included, the portfolio turnover rate would have been 146%, 205% and 197% for the years ended September 30, 2009, 2008 and 2007, respectively.

See Notes to Financial Statements.

20	Western Asset Variable Rate Strategic Fund Inc. 2010 Semi-Annual Report

Notes to financial statements (unaudited)

1. Organization and significant accounting policies

Western Asset Variable Rate Strategic Fund Inc. (the “Fund”) was incorporated in Maryland on August 3, 2004 and is registered as a non-diversified, closed-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”). The Board of Directors authorized 100 million shares of $0.001 par value common stock. The Fund’s primary investment objective is to maintain a high level of current income.

The following are significant accounting policies consistently followed by the Fund and are in conformity with U.S. generally accepted accounting principles (“GAAP”). Estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ. Subsequent events have been evaluated through the issuance date of the financial statements.

(a) Investment valuation. Debt securities are valued at the mean between the last quoted bid and asked prices provided by an independent pricing service, which are based on transactions in debt obligations, quotations from bond dealers, market transactions in comparable securities and various other relationships between securities. Publicly traded foreign government debt securities are typically traded internationally in the over-the-counter market, and are valued at the mean between the last quoted bid and asked prices as of the close of business of that market. Futures contracts are valued daily at the settlement price established by the board of trade or exchange on which they are traded. Equity securities for which market quotations are available are valued at the last reported sales price or official closing price on the primary market or exchange on which they trade. When prices are not readily available, or are determined not to reflect fair value, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded, but before the Fund calculates its net asset value, the Fund values these securities at fair value as determined in accordance with procedures approved by the Fund’s Board of Directors. Short-term obligations with maturities of 60 days or less are valued at amortized cost, which approximates fair value.

The Fund has adopted Financial Accounting Standards Board Codification Topic 820 (“ASC Topic 820”). ASC Topic 820 establishes a single definition of fair value, creates a three-tier hierarchy as a framework for measuring fair value based on inputs used to value the Fund’s investments, and requires additional disclosure about fair value. The hierarchy of inputs is summarized below.

•	Level 1 — quoted prices in active markets for identical investments
•	Level 2 — other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The Fund uses valuation techniques to measure fair value that are consistent with the market approach and/or income approach, depending on the type of the security and the particular circumstance. The market approach uses prices and other relevant information generated by market transactions involving identical or comparable securities. The income approach uses valuation techniques to convert future amounts to a single present amount.

Western Asset Variable Rate Strategic Fund Inc. 2010 Semi-Annual Report	21

The following is a summary of the inputs used in valuing the Fund’s assets carried at fair value:

Description	Quoted Prices (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Long-term investments†:
Corporate bonds & notes	—	$ 47,918,574	$ 598	$ 47,919,172
Asset-backed securities	—	25,670,023	—	25,670,023
Collateralized mortgage obligations	—	35,812,580	861,908	36,674,488
Collateralized senior loans	—	10,978,919	—	10,978,919
Mortgage-backed securities	—	4,654,670	—	4,654,670
Sovereign bonds	—	3,969,974	—	3,969,974
U.S. government & agency obligations	—	689,435	—	689,435
Common stocks	$281,908	—	—	281,908
Convertible preferred stock	97,504	—	—	97,504
Preferred stocks:
Consumer discretionary	2,296	—	1	2,297
Financials	54,069	—	—	54,069
Warrants	—	1,143	289	1,432
Total long-term investments	$435,777	$129,695,318	$862,796	$130,993,891
Short-term investments†	—	3,151,430	—	3,151,430
Total investments	$435,777	$132,846,748	$862,796	$134,145,321
Other financial instruments:
Futures contracts	$159,796	—	—	$ 159,796
Forward foreign currency contracts	—	$ (21,097)	—	(21,097)
Written options	(3,381)	—	—	(3,381)
Interest rate swaps‡	—	(2,834,058)	—	(2,834,058)
Credit default swaps on corporate issues — buy protection‡	—	(8,056)	—	(8,056)
Credit default swaps on credit indices — sell protection‡	—	6,790	—	6,790
Total other financial instruments	$156,415	$ (2,856,421)	—	$ (2,700,006)
Total	$592,192	$129,990,327	$862,796	$131,445,315

†  See Schedule of Investments for additional detailed categorizations.

‡  Values include any premiums paid or received with respect to swap contracts.

Following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value:

			Preferred Stocks
Investments In Securities	Corporate Bonds & Notes	Collateralized Mortgage Obligations	Consumer Discretionary	Warrants	Total
Balance as of September 30, 2009	$ 3,775	—	$ 237	$ 18	$ 4,030
Accrued premiums/discounts	386	$ 1,490	—	—	1,876
Realized gain/(loss)[1]	—	3,242	—	—	3,242
Change in unrealized appreciation (depreciation)[2]	(53)	61,871	(236)	(1,198)	60,384
Net purchases (sales)	—	550,950	—	1,469	552,419
Net transfers in and/or out of Level 3	(3,510)	244,355	—	—	240,845
Balance as of March 31, 2010	$ 598	$861,908	$ 1	$ 289	$862,796
Net change in unrealized appreciation (depreciation) for investments in securities still held at March 31, 2010[2]	$ (268)	$ 61,871	$(236)	$(1,198)	$ 60,169

1	This amount is included in net realized gain (loss) from investment transactions in the accompanying Statement of Operations.
2

This amount is included in the change in net unrealized appreciation (depreciation) in the accompanying Statement of Operations. Change in unrealized appreciation (depreciation) includes net unrealized appreciation (depreciation) resulting from changes in investment values during the reporting period and the reversal of previously recorded unrealized appreciation (depreciation) when gains or losses are realized.

22	Western Asset Variable Rate Strategic Fund Inc. 2010 Semi-Annual Report

Notes to financial statements (unaudited) (cont’d)

(b) Repurchase agreements. The Fund may enter into repurchase agreements with institutions that its investment adviser has determined are creditworthy. Each repurchase agreement is recorded at cost. Under the terms of a typical repurchase agreement, a fund takes possession of an underlying debt obligation subject to an obligation of the seller to repurchase, and of the fund to resell, the obligation at an agreed-upon price and time, thereby determining the yield during a fund’s holding period. When entering into repurchase agreements, it is the Fund’s policy that its custodian or a third party custodian, acting on the Fund’s behalf, take possession of the underlying collateral securities, the market value of which, at all times, at least equals the principal amount of the repurchase transaction, including accrued interest. To the extent that any repurchase transaction maturity exceeds one business day, the value of the collateral is marked to market and measured against the value of the agreement to ensure the adequacy of the collateral. If the counterparty defaults, the Fund generally has the right to use the collateral to satisfy the terms of the repurchase transaction. However, if the market value of the collateral declines during the period in which the Fund seeks to assert its rights or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.

(c) Futures contracts. The Fund may use futures contracts to gain exposure to, or hedge against, changes in the value of equities, interest rates or foreign currencies. A futures contract represents a commitment for the future purchase or sale of an asset at a specified price on a specified date.

Upon entering into a futures contract, the Fund is required to deposit cash or cash equivalents with a broker in an amount equal to a certain percentage of the contract amount. This is known as the “initial margin” and subsequent payments (“variation margin”) are made or received by the Fund each day, depending on the daily fluctuation in the value of the contract. For certain futures, including foreign denominated futures, variation margin is not settled daily, but is recorded as a net variation margin payable or receivable. Futures contracts are valued daily at the settlement price established by the board of trade or exchange on which they are traded. The daily changes in contract value are recorded as unrealized gains or losses in the Statement of Operations and the Fund recognizes a realized gain or loss when the contract is closed.

Futures contracts involve, to varying degrees, risk of loss in excess of the amounts reflected in the financial statements. In addition, there is the risk that the Fund may not be able to enter into a closing transaction because of an illiquid secondary market.

(d) Forward foreign currency contracts. The Fund may enter into a forward foreign currency contract to hedge against foreign currency exchange rate risk on its non-U.S. dollar denominated securities or to facilitate settlement of a foreign currency denominated portfolio transaction. A forward foreign currency contract is an agreement between two parties to buy and sell a currency at a set price with delivery and settlement at a future date. The contract is marked to market daily and the change in value is recorded by the Fund as an unrealized gain or loss. When a forward foreign currency contract is closed, through either delivery or offset by entering into another forward foreign currency contract, the Fund recognizes a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value of the contract at the time it is closed.

Forward foreign currency contracts involve elements of market risk in excess of the amounts reflected on the Statement of Assets and Liabilities. The Fund bears the risk of an unfavorable change in the foreign exchange rate underlying the forward foreign currency contract. Risks may also arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of their contracts.

(e) Written options. When the Fund writes an option, an amount equal to the premium received by the Fund is recorded as a liability, the value of which is marked to market daily to reflect the current market value of the option written. If the option expires, the premium received is recorded as a realized gain. When a written call option is exercised, the difference between the premium received plus the option exercise price and the Fund’s basis in the underlying security (in the case of a covered written call option), or the cost to purchase the underlying security (in the case of an uncovered written call option), including brokerage commission, is recognized as a realized gain or loss. When a

Western Asset Variable Rate Strategic Fund Inc. 2010 Semi-Annual Report	23

written put option is exercised, the amount of the premium received is subtracted from the cost of the security purchased by the Fund from the exercise of the written put option to form the Fund’s basis in the underlying security purchased. The writer or buyer of an option traded on an exchange can liquidate the position before the exercise of the option by entering into a closing transaction. The cost of a closing transaction is deducted from the original premium received resulting in a realized gain or loss to the Fund.

The risk in writing a covered call option is that the Fund may forego the opportunity of profit if the market price of the underlying security increases and the option is exercised. The risk in writing a put option is that the Fund may incur a loss if the market price of the underlying security decreases and the option is exercised. The risk in writing a call option is that the Fund is exposed to the risk of loss if the market price of the underlying security increases. In addition, there is the risk that the Fund may not be able to enter into a closing transaction because of an illiquid secondary market.

(f) Swap agreements. The Fund may invest in swaps for the purpose of managing its exposure to interest rate, credit or market risk, or for other purposes. The use of swaps involves risks that are different from those associated with ordinary portfolio transactions.

Swap contracts are marked to market daily and changes in value are recorded as unrealized appreciation/(depreciation). Gains or losses are realized upon termination of the swap agreement. Periodic payments and premiums received or made by the Fund are recognized in the Statement of Operations as realized gains or losses, respectively. Collateral, in the form of restricted cash or securities, may be required to be held in segregated accounts with the Fund’s custodian in compliance with the terms of the swap contracts. Securities held as collateral for swap contracts are identified in the Schedule of Investments and restricted cash, if any, is identified on the Statement of Assets and Liabilities. Risks may exceed amounts recorded in the Statement of Assets and Liabilities. These risks include changes in the returns of the underlying instruments, failure of the counterparties to perform under the contracts’ terms, and the possible lack of liquidity with respect to the swap agreements.

Payments received or made at the beginning of the measurement period are reflected as a premium or deposit, respectively, on the Statement of Assets and Liabilities. These upfront payments are amortized over the life of the swap and are recognized as realized gain or loss in the Statement of Operations. A liquidation payment received or made at the termination of the swap is recognized as realized gain or loss in the Statement of Operations. Net periodic payments received or paid by the Fund are recognized as realized gain or loss at the time of receipt or payment in the Statement of Operations.

Credit default swaps

The Fund may enter into credit default swap (“CDS”) contracts for investment purposes, to manage its credit risk or to add leverage. CDS agreements involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a default by a third party, typically corporate or sovereign issuers, on a specified obligation, or in the event of a write-down, principal shortfall, interest shortfall or default of all or part of the referenced entities comprising a credit index. The Fund may use a CDS to provide protection against defaults of the issuers (i.e., to reduce risk where the Fund has exposure to a sovereign issuer) or to take an active long or short position with respect to the likelihood of a particular issuer’s default. As a seller of protection, the Fund generally receives an upfront payment or a stream of payments throughout the term of the swap provided that there is no credit event. If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the maximum potential amount of future payments (undiscounted) that the Fund could be required to make under a credit default swap agreement would be an amount equal to the notional amount of the agreement. These amounts of potential payments will be partially offset by any recovery of values from the respective referenced obligations. As a seller of protection, the Fund effectively adds leverage to its portfolio because, in addition to its total net assets, the Fund is subject to investment exposure on the notional amount of the swap. As a buyer of protection, the Fund generally receives an amount up to the notional value of the swap if a credit event occurs.

24	Western Asset Variable Rate Strategic Fund Inc. 2010 Semi-Annual Report

Notes to financial statements (unaudited) (cont’d)

Implied spreads are the theoretical prices a lender receives for credit default protection. When spreads rise, market perceived credit risk rises and when spreads fall, market perceived credit risk falls. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to enter into the agreement. Wider credit spreads and decreasing market values, when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement. Credit spreads utilized in determining the period end market value of credit default swap agreements on corporate or sovereign issues are disclosed in the Notes to Financial Statements and serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for credit derivatives. For credit default swap agreements on asset-backed securities and credit indices, the quoted market prices and resulting values, particularly in relation to the notional amount of the contract as well as the annual payment rate, serve as an indication of the current status of the payment/performance risk.

The Fund’s maximum risk of loss from counterparty risk, as the protection buyer, is the fair value of the contract (this risk is mitigated by the posting of collateral by the counterparty to the Fund to cover the Fund’s exposure to the counterparty). As the protection seller, the Fund’s maximum risk is the notional amount of the contract. Credit default swaps are considered to have credit risk-related contingent features since they require payment by the protection seller to the protection buyer upon the occurrence of a defined credit event.

Entering into a CDS agreement involves, to varying degrees, elements of credit, market and documentation risk in excess of the related amounts recognized on the Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreement may default on its obligation to perform or disagree as to the meaning of the contractual terms in the agreement, and that there will be unfavorable changes in net interest rates.

Interest rate swaps

The Fund may enter into interest rate swap contracts. Interest rate swaps are agreements between two parties to exchange cash flows based on a notional principal amount. The Fund may elect to pay a fixed rate and receive a floating rate, or, receive a fixed rate and pay a floating rate on a notional principal amount. The net interest received or paid on interest rate swap agreements is accrued daily as interest income. Interest rate swaps are marked to market daily based upon quotations from market makers and the change, if any, is recorded as an unrealized gain or loss in the Statement of Operations. When a swap contract is terminated early, the Fund records a realized gain or loss equal to the difference between the original cost and the settlement amount of the closing transaction.

The risks of interest rate swaps include changes in market conditions that will affect the value of the contract or changes in the present value of the future cash flow streams and the possible inability of the counterparty to fulfill its obligations under the agreement. The Fund’s maximum risk of loss from counterparty credit risk is the discounted net value of the cash flows to be received from the counterparty over the contract’s remaining life, to the extent that that amount is positive. This risk is mitigated by the posting of collateral by the counterparty to the Fund to cover the Fund’s exposure to the counterparty.

(g) Stripped securities. The Fund may invest in “Stripped Securities,” a term used collectively for components, or strips, of fixed income securities. Stripped securities can be principal only securities (“PO”), which are debt obligations that have been stripped of unmatured interest coupons or, interest only securities (“IO”), which are unmatured interest coupons that have been stripped from debt obligations. The market value of Stripped Securities will fluctuate in response to changes in economic conditions, rates of pre-payment, interest rates and the market’s perception of the securities. However, fluctuations in response to interest rates may be greater in Stripped Securities than for debt obligations of comparable maturities that pay interest currently. The amount of fluctuation may increase with a longer period of maturity.

Western Asset Variable Rate Strategic Fund Inc. 2010 Semi-Annual Report	25

The yield to maturity on IO’s is sensitive to the rate of principal repayments (including prepayments) on the related underlying debt obligation and principal payments may have a material effect on yield to maturity. If the underlying debt obligation experiences greater than anticipated prepayments of principal, the Fund may not fully recoup its initial investment in IO’s.

(h) Mortgage dollar rolls. The Fund may enter into mortgage dollar rolls in which the Fund sells mortgage-backed securities for delivery in the current month, realizing a gain or loss, and simultaneously contracts to repurchase substantially similar (same type, coupon and maturity) securities to settle on a specified future date.

The Fund executes its mortgage dollar rolls entirely in the to-be-announced (“TBA”) market, whereby the Fund makes a forward commitment to purchase a security and, instead of accepting delivery, the position is offset by a sale of the security with a simultaneous agreement to repurchase at a future date. The Fund accounts for mortgage dollar rolls as purchases and sales.

The risk of entering into mortgage dollar rolls is that the market value of the securities the Fund is obligated to repurchase under the agreement may decline below the repurchase price. In the event the buyer of securities under a mortgage dollar roll files for bankruptcy or becomes insolvent, the Fund’s use of the proceeds of the mortgage dollar roll may be restricted pending a determination by the counterparty, or its trustee or receiver, whether to enforce the Fund’s obligation to repurchase the securities.

(i) Securities traded on a to-be-announced basis. The Fund may trade securities on a TBA basis. In a TBA transaction, the Fund commits to purchasing or selling securities which have not yet been issued by the issuer and for which specific information, such as the face amount, maturity date and underlying pool of investments in U.S. government agency mortgage pass-through securities, is not announced. Securities purchased on a TBA basis are not settled until they are delivered to the Fund. Beginning on the date the Fund enters into a TBA transaction, cash, U.S. government securities or other liquid high-grade debt obligations are segregated in an amount equal in value to the purchase price of the TBA security. These securities are subject to market fluctuations and their current value is determined in the same manner as for other securities.

(j) Foreign currency translation. Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the date of valuation. Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the respective dates of such transactions.

The Fund does not isolate that portion of the results of operations resulting from fluctuations in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from sales of foreign currencies, including gains and losses on forward foreign currency contracts, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities, on the date of valuation, resulting from changes in exchange rates.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar denominated transactions as a result of, among other factors, the possibility of lower levels of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability.

(k) Inflation-indexed bonds. Inflation-indexed bonds are fixed-income securities whose principal value or interest rate is periodically adjusted according to the rate of inflation. As the index

26	Western Asset Variable Rate Strategic Fund Inc. 2010 Semi-Annual Report

Notes to financial statements (unaudited) (cont’d)

measuring inflation changes, the principal value or interest rate of inflation-indexed bonds will be adjusted accordingly. Inflation adjustments to the principal amount of inflation-indexed bonds are reflected as an increase or decrease to investment income on the Statement of Operations. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury inflation-indexed bonds. For bonds that do not provide a similar guarantee, the adjusted principal value of the bond repaid at maturity may be less than the original principal.

(l) Credit and market risk. The Fund invests in high-yield and emerging market instruments that are subject to certain credit and market risks. The yields of high-yield and emerging market debt obligations reflect, among other things, perceived credit and market risks. The Fund’s investment in securities rated below investment grade typically involve risks not associated with higher rated securities including, among others, greater risk related to timely and ultimate payment of interest and principal, greater market price volatility and less liquid secondary market trading. The consequences of political, social, economic or diplomatic changes may have disruptive effects on the market prices of investments held by the Fund. The Fund’s investment in non-U.S. dollar denominated securities may also result in foreign currency losses caused by devaluations and exchange rate fluctuations.

Investments in securities that are collateralized by residential real estate mortgages are subject to certain credit and liquidity risks. When market conditions result in an increase in default rates of the underlying mortgages and foreclosure values of underlying real estate properties are materially below the outstanding amount of these underlying mortgages, collection of the full amount of accrued interest and principal on these investments may be doubtful. Such market conditions may significantly impair the value and liquidity of these investments and may result in a lack of correlation between their credit ratings and values.

(m) Other risks. Consistent with its objective to seek high current income, the Fund may invest in instruments whose values and interest rates are linked to foreign currencies, interest rates, indices or some other financial indicator. The value at maturity or interest rates for these instruments will increase or decrease according to the change in the indicator to which they are indexed, amongst other factors. These securities are generally more volatile in nature, and the risk of loss of principal may be greater.

(n) Security transactions and investment income. Security transactions are accounted for on a trade date basis. Interest income, adjusted for amortization of premium and accretion of discount, is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date. The cost of investments sold is determined by use of the specific identification method. To the extent any issuer defaults or credit event occurs by the issuer, the Fund may halt any additional interest income accruals and consider the realizability of interest accrued up to the date of default or credit event.

(o) Distributions to shareholders. Distributions from net investment income for the Fund, if any, are declared and paid on a monthly basis. Distributions of net realized gains, if any, are declared at least annually. Distributions are recorded on the ex-dividend date and are determined in accordance with income tax regulations, which may differ from GAAP.

(p) Compensating balance agreements. The Fund has an arrangement with its custodian bank whereby a portion of the custodian’s fees is paid indirectly by credits earned on the Fund’s cash deposit with the bank. The amount is shown as a reduction of expenses in the Statement of Operations.

(q) Federal and other taxes. It is the Fund’s policy to comply with the federal income and excise tax requirements of the Internal Revenue Code of 1986 (the “Code”) as amended, applicable to regulated investment companies. Accordingly, the Fund intends to distribute its taxable income and net realized gains, if any, to shareholders in accordance with the timing requirements imposed by the Code. Therefore, no federal income tax provision is required in the Fund’s financial statements.

Management has analyzed the Fund’s tax positions taken on federal income tax returns for all open tax years and has concluded that as of March 31, 2010, no provision for income tax is required in the Fund’s financial statements. The Fund’s federal and state income and federal excise tax returns for

Western Asset Variable Rate Strategic Fund Inc. 2010 Semi-Annual Report	27

tax years for which the applicable statutes of limitations have not expired are subject to examination by Internal Revenue Service and state departments of revenue.

(r) Reclassification. GAAP requires that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset value per share.

2. Investment management agreement and other transactions with affiliates

Legg Mason Partners Fund Advisor, LLC (“LMPFA”) is the Fund’s investment manager. Western Asset Management Company (“Western Asset”), Western Asset Management Company Limited (“Western Asset Limited”) and Western Asset Management Company Pte. Ltd. (“Western Singapore”) are the Fund’s subadvisers. LMPFA, Western Asset, Western Asset Limited and Western Singapore are wholly-owned subsidiaries of Legg Mason, Inc. (“Legg Mason”).

LMPFA provides administrative and certain oversight services to the Fund. The Fund pays LMPFA an investment management fee calculated at an annual rate of 0.75% of the Fund’s average daily net assets plus the proceeds of any outstanding borrowings.

LMPFA delegates to Western Asset the day-to-day portfolio management of the Fund. Western Asset Limited provides certain advisory services to the Fund relating to currency transactions and investment in non-U.S. dollar-denominated debt securities. Western Singapore and Western Asset Limited do not receive any compensation from the Fund. For its services, LMPFA pays Western Asset 70% of the net management fee it receives from the Fund. In turn, Western Asset pays Western Singapore and Western Asset Limited a subadvisory fee of 0.30% on assets managed by each subadviser.

Certain officers and one Director of the Fund are employees of Legg Mason or its affiliates and do not receive compensation from the Fund.

3. Investments

During the six months ended March 31, 2010, the aggregate cost of purchases and proceeds from sales of investments (excluding short-term investments) and U.S Government & Agency Obligations were as follows:

	Investments	U.S. Government & Agency Obligations
Purchases	$35,839,194	$ 526,028
Sales	29,919,453	7,218,690

At March 31, 2010, the aggregate gross unrealized appreciation and depreciation of investments for federal income tax purposes were substantially as follows:

Gross unrealized appreciation	$ 5,877,121
Gross unrealized depreciation	(24,181,050)
Net unrealized depreciation	$(18,303,929)

At March 31, 2010, the Fund had the following open futures contracts:

	Number of Contracts	Expiration Date	Basis Value	Market Value	Unrealized Gain (Loss)
Contracts to Buy:
90-Day Eurodollar	100	9/10	$24,523,182	$24,866,250	$ 343,068
U.S. Treasury 5-Year Notes	660	6/10	75,966,098	75,796,875	(169,223)
					173,845
Contracts to Sell:
U.S. Treasury 2-Year Notes	169	6/10	$36,651,029	$36,665,078	$ (14,049)
Net unrealized gain on open future contracts					$ 159,796

28	Western Asset Variable Rate Strategic Fund Inc. 2010 Semi-Annual Report

Notes to financial statements (unaudited) (cont’d)

At March 31, 2010, the Fund had the following open forward foreign currency contracts:

Foreign Currency	Local Currency	Market Value	Settlement Date	Unrealized Gain (Loss)
Contracts to Buy:
Euro	887,923	$1,201,712	5/18/10	$(27,758)
Contracts to Sell:
Euro	903,510	$1,222,809	5/18/10	$ 6,661
Net unrealized loss on open forward foreign currency contracts				$(21,097)

During the six months ended March 31, 2010, written option transactions for the Fund were as follows:

	Number of Contracts	Premiums
Written options, outstanding September 30, 2009	123	$ 59,800
Options written	135	59,262
Options closed	—	—
Options expired	(50)	(24,175)
Written options, outstanding March 31, 2010	208	$ 94,887

At March 31, 2010, the Fund held the following open swap contracts:

Swap Counterparty	Notional Amount	Termination Date	Periodic Payments Made by the Fund‡	Periodic Payments Received by the Fund‡	Upfront Premiums Paid/ (Received)	Unrealized Depreciation
Interest Rate Swaps:
Barclay’s Capital Inc.	$ 5,520,000	3/18/19	4.250%	3-Month LIBOR	$84,103	$ (338,916)
JPMorgan Chase Bank	10,000,000	1/7/15	4.665%	6-Month LIBOR	—	(923,423)
JPMorgan Chase Bank	18,000,000	12/7/14	4.655%	6-Month LIBOR	—	(1,655,822)
Total	$33,520,000				$84,103	$(2,918,161)

‡  Percentage shown is an annual percentage rate.

As of March 31, 2010, the three- and six-month London Interbank Offered Rates were 0.29% and 0.44%, respectively.

CREDIT DEFAULT SWAP ON CREDIT INDICES—SELL PROTECTION1

Swap Counterparty (Reference Entity)	Notional Amount[2]	Termination Date	Periodic Payments Received by the Fund‡	Market Value[3]	Upfront Premiums Paid/ (Received)	Unrealized Appreciation
JPMorgan Chase Bank (CDX North America High Yield Index)	$2,697,000	6/20/12	2.750% quarterly	$6,790	$(77,875)	$84,665

CREDIT DEFAULT SWAP ON CORPORATE ISSUES—BUY PROTECTION4

Swap Counterparty (Reference Entity)	Notional Amount[2]	Termination Date	Implied Credit Spread at March 31, 2010[5,3]	Periodic Payments Made by the Fund‡	Market Value	Upfront Premiums Paid/ (Received)	Unrealized Depreciation
Goldman Sachs Group Inc. (Assured Guaranty Municipal Corp., 0.480% due 11/15/13)	$ 60,000	3/20/13	5.000%	5.000% quarterly	$(1,932)	$(409)	$(1,523)
Goldman Sachs Group Inc. (Assured Guaranty Municipal Corp., 0.480% due 11/15/13)	90,000	3/20/15	5.000%	5.000% quarterly	(1,409)	874	(2,283)

Western Asset Variable Rate Strategic Fund Inc. 2010 Semi-Annual Report	29

Swap Counterparty (Reference Entity)	Notional Amount[2]	Termination Date	Implied Credit Spread at March 31, 2010[5]	Periodic Payments Made by the Fund‡	Market Value	Upfront Premiums Paid/ (Received)	Unrealized Depreciation
Goldman Sachs Group Inc. (Assured Guaranty Municipal Corp., 0.480% due 11/15/13)	$ 90,000	3/20/11	5.000%	5.000% quarterly	$(1,586)	$(1,013)	$ (573)
Goldman Sachs Group Inc. (Assured Guaranty Municipal Corp., 0.480% due 11/15/13)	120,000	3/20/20	5.000%	5.000% quarterly	(1,977)	3,152	(5,129)
Goldman Sachs Group Inc. (Assured Guaranty Municipal Corp., 0.480% due 11/15/13)	20,000	3/20/15	5.000%	5.000% quarterly	(313)	271	(584)
Goldman Sachs Group Inc. (Assured Guaranty Municipal Corp., 0.480% due 11/15/13)	10,000	3/20/20	5.000%	5.000% quarterly	(165)	318	(483)
Goldman Sachs Group Inc. (Assured Guaranty Municipal Corp., 0.480% due 11/15/13)	20,000	3/20/11	5.000%	5.000% quarterly	(352)	(199)	(153)
Goldman Sachs Group Inc. (Assured Guaranty Municipal Corp., 0.480% due 11/15/13)	10,000	3/20/13	5.000%	5.000% quarterly	(322)	(41)	(281)
Total	$420,000				$(8,056)	$ 2,953	$(11,009)

1

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

2

The maximum potential amount the Fund could be required to make as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

3

The quoted market prices and resulting values for credit default swap agreements on asset-backed securities and credit indices serve as an indicator of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement been closed/sold as of the period end. Decreasing market values when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

4

If the Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the underlying securities comprising the referenced index.

5

Implied credit spreads, utilized in determining the market value of credit default swap agreements on corporate issues or sovereign issues of an emerging country as of period end serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement. A credit spread identified as “Defaulted” indicates a credit event has occurred for the referenced entity or obligation.

‡	Percentage shown is an annual percentage rate.

30	Western Asset Variable Rate Strategic Fund Inc. 2010 Semi-Annual Report

Notes to financial statements (unaudited) (cont’d)

4. Derivative instruments and hedging activities

Financial Accounting Standards Board Codification Topic 815 requires enhanced disclosure about an entity’s derivative and hedging activities.

Below is a table, grouped by derivative type that provides information about the fair value and the location of derivatives within the Statement of Assets and Liabilities at March 31, 2010.

ASSET DERIVATIVES1

	Interest Rate Contracts Risk	Foreign Exchange Contracts Risk	Credit Contracts Risk	Other Contracts Risk	Total
Futures contracts [2]	$343,068	—	—	—	$343,068
Swap contracts [3]	—	—	$6,790	—	6,790
Forward foreign Currency Contracts	—	$6,661	—	—	6,661
Total	$343,068	$6,661	$6,790	—	$356,519

LIABILITY DERIVATIVES1

	Interest Rate Contracts Risk	Foreign Exchange Contracts Risk	Credit Contracts Risk	Other Contracts Risk	Total
Futures contracts [2]	$183,272	—	—	—	$ 183,272
Written options	3,381	—	—	—	3,381
Swap contracts [3]	2,834,058	—	$8,056	—	2,842,114
Forward foreign currency contracts	—	$27,758	—	—	27,758
Total	$3,020,711	$27,758	$8,056	—	$3,056,525

1

Generally, the balance sheet location for asset derivatives is receivables/net unrealized appreciation(depreciation) and for liability derivatives is payables/net unrealized appreciation(depreciation).

2

Includes cumulative appreciation/depreciation of futures contracts as reported in the footnotes. Only current day’s variation margin is reported within the receivables and/or payables of the Statement of Assets and Liabilities.

3	Values include premiums paid/(received) on swap contracts which are shown separately in the Statement of Assets and Liabilities.

The following tables provide information about the effect of derivatives and hedging activities on the Fund’s Statement of Operations for the six months ended March 31, 2010. The first table provides additional detail about the amounts and sources of gains/(losses) realized on derivatives during the period. The second table provides additional information about the changes in unrealized appreciation/(depreciation) resulting from the Fund’s derivatives and hedging activities during the period.

AMOUNT OF REALIZED GAIN OR (LOSS) ON DERIVATIVES RECOGNIZED

	Interest Rate Contracts Risk	Foreign Exchange Contracts Risk	Credit Contracts Risk	Other Contracts Risk	Total
Futures contracts	$1,972,264	—	—	—	$1,972,264
Written options	24,175	—	—	—	24,175
Swap contracts	(657,749)	—	$34,081	—	(623,668)
Forward foreign currency contracts	—	$(817)	—	—	(817)
Total	$1,338,690	$(817)	$34,081	—	$1,371,954

CHANGE IN UNREALIZED APPRECIATION/DEPRECIATION ON DERIVATIVES RECOGNIZED

	Interest Rate Contracts Risk	Foreign Exchange Contracts Risk	Credit Contracts Risk	Other Contracts Risk	Total
Futures contracts	$(977,957)	—	—	—	$(977,957)
Written options	85,724	—	—	—	85,724
Swap contracts	243,561	—	$161,694	—	405,255
Forward foreign currency contracts	—	$(42,507)	—	—	(42,507)
Total	$(648,672)	$(42,507)	$161,694	—	$(529,485)

Western Asset Variable Rate Strategic Fund Inc. 2010 Semi-Annual Report	31

During the six months ended March 31, 2010 the Fund had average market values of $109,600,025, $10,719,007, $29,739, $1,265,289 and $174,687, in futures contracts (to buy), futures contracts (to sell), written options, forward foreign currency contracts (to buy) and forward foreign currency contracts (to sell), respectively, average notional balances in interest rate swap contracts of $33,520,000 and average notional balances of $120,000 and $2,697,000 in credit default swap contracts (to buy protection) and credit default swap contracts (to sell protection), respectively.

The Fund has several credit related contingent features that if triggered would allow its derivatives counterparties to close out and demand payment or additional collateral to cover their exposure from the Fund. Credit related contingent features are established between the Fund and its derivatives counterparties to reduce the risk that the Fund will not fulfill its payment obligations to its counterparties. These triggering features include, but are not limited to, a percentage decrease in the Fund’s net assets and or percentage decrease in the Fund’s Net Asset Value or NAV. The contingent features are established within the Fund’s International Swap and Derivatives Association, Inc. master agreements which govern positions in swaps, over-the-counter options, and forward currency exchange contracts for each individual counterparty.

As of March 31, 2010, the total value of swap positions with credit related contingent features in a net liability position was $8,056. If a contingent feature would have been triggered as of March 31, 2010, the Fund would have been required to pay this amount in cash to its counterparties. The Fund posted collateral for its swap transactions in the amount of $3,050,000.

5. Distributions subsequent to March 31, 2010

On April 15, 2010, the Fund announced a distribution in the amount of $0.0560 per share payable on April 30, 2010 to shareholders of record on April 23, 2010. In addition, on May 17, 2010, the Fund announced a distribution in the amount of $0.0560 per share payable on May 28, 2010 to shareholders of record on May 21, 2010.

32	Western Asset Variable Rate Strategic Fund Inc.

Board approval of management and subadvisory agreements (unaudited)

Background

The Investment Company Act of 1940 (the “1940 Act”) requires that the Board of Directors (the “Board”) of Western Asset Variable Rate Strategic Fund, Inc.(the “Fund”), including a majority of its members that are not considered to be “interested persons” under the 1940 Act (the “Independent Directors”) voting separately, on an annual basis approve the continuation of the investment management contract (the “Management Agreement”) with the Fund’s manager, Legg Mason Partners Fund Advisor, LLC (the “Manager”) and the sub-advisory agreements (individually, a “Sub-Advisory Agreement” and, collectively, the “Sub-Advisory Agreements”) with the Manager’s affiliates, Western Asset Management Company (“Western Asset”) and Western Asset Management Company Pte. Ltd. (“Western Asset Singapore” and, together with Western Asset, the “Sub-Advisers”). At a meeting (the “Contract Renewal Meeting”) held in-person on November 11 and 12, 2009, the Board, including the Independent Directors, considered and approved continuation of each of the Management Agreement and Sub-Advisory Agreements for an additional one-year term. To assist in its consideration of the renewals of the Management Agreement and Sub-Advisory Agreements, the Board received and considered a variety of information (together with the information provided at the Contract Renewal Meeting, the “Contract Renewal Information”) about the Manager and Sub-Advisers, as well as the management and sub-advisory arrangements for the Fund and other closed-end funds in the same complex under the Board’s supervision (collectively, the “Legg Mason Closed-end Funds”), certain portions of which are discussed below. A presentation made by the Manager and Western Asset to the Board at the Contract Renewal Meeting in connection with its evaluations of the Management Agreement and Sub-Advisory Agreements encompassed the Fund and the other Legg Mason Closed-end Funds. In addition to the Contract Renewal Information, the Board received performance and other information throughout the year related to the respective services rendered to the Fund by the Manager and the Sub-Advisers. The Board’s evaluation took into account the information received throughout the year and also reflected the knowledge and familiarity gained as members of the Board of the Fund and the other Legg Mason Closed-end Funds with respect to the services provided to the Fund by the Manager and the Sub-Advisers.

The Manager provides the Fund with investment advisory and administrative services pursuant to the Management Agreement and the Sub-Advisers provide the Fund with certain investment sub-advisory services pursuant to the Sub-Advisory Agreements. The discussion below covers both advisory and administrative functions being rendered by the Manager, each such function being encompassed by the Management Agreement, and the investment sub-advisory functions being rendered by the Sub-Advisers.

Board approval of management agreement and sub-advisory agreements

In its deliberations regarding renewal of the Management Agreement and Sub-Advisory Agreements, the Fund’s Board, including the Independent Directors, considered the factors below.

Nature, extent and quality of the services under the management agreement and sub-advisory agreements

The Board received and considered Contract Renewal Information regarding the nature, extent and quality of services provided to the Fund by the Manager and the Sub-Advisers under the Management Agreement and the Sub-Advisory Agreements, respectively, during the past year. The Board also reviewed Contract Renewal Information regarding the Fund’s compliance policies and procedures established pursuant to the 1940 Act.

The Board reviewed the qualifications, backgrounds and responsibilities of the Fund’s senior personnel and the portfolio management team primarily responsible for the day-to-day portfolio management of the Fund. The Board also considered, based on its knowledge of the Manager and its affiliates, the Contract Renewal Information and the Board’s discussions with the Manager and Western Asset at the Contract Renewal Meeting, the general reputation and investment records of the

Western Asset Variable Rate Strategic Fund Inc.	33

Manager, Western Asset and their affiliates and the financial resources available to the corporate parent of the Manager and the Sub-Advisers, Legg Mason Inc. (“Legg Mason”), to support its activities in respect of the Fund and the other Legg Mason Closed-end Funds.

The Board considered the responsibilities of the Manager and the Sub-Advisers under the Management Agreement and the Sub-Advisory Agreements, respectively, including the Manager’s coordination and oversight of services provided to the Fund by the Sub-Advisers and others and Western Asset’s coordination and oversight of the services provided to the Fund by Western Asset Singapore. The Manager does not provide day-to-day portfolio management services to the Fund. Rather portfolio management services for the Fund are provided by Western Asset pursuant to the Sub-Advisory Agreement (the “Western Asset Sub-Advisory Agreement”) between the Manager and Western Asset. The Western Asset Sub-Advisory Agreement permits Western Asset to delegate certain of its responsibilities, including its sub-advisory duties thereunder, provided that Western Asset, in each case, will supervise the activities of the delegee. Western Asset Singapore helps to provide certain sub-advisory services to the Fund pursuant to a separate Sub-Advisory Agreement with Western Asset.

In reaching its determinations regarding continuation of the Management Agreement and Sub-Advisory Agreements, the Board took into account that Fund shareholders, in pursuing their investment goals and objectives, likely purchased their shares based upon the reputation and the investment style, philosophy and strategy of the Manager and Western Asset, as well as the resources available to the Manager and the Sub-Advisers.

The Board concluded that, overall, the nature, extent and quality of the investment advisory and other services provided to the Fund under the Management Agreement and the Sub-Advisory Agreements have been satisfactory under the circumstances.

Fund performance

The Board received and considered performance information and analyses (the “Lipper Performance Information”) for the Fund, as well as for a group of funds (the “Performance Universe”) selected by Lipper, Inc. (“Lipper”), an independent provider of investment company data. The Board was provided with a description of the methodology Lipper used to determine the similarity of the Fund with the funds included in the Performance Universe. The Performance Universe consisted of the Fund and all leveraged global income closed-end funds, as classified by Lipper, regardless of asset size. The Board noted that it had received and discussed with the Manager and Western Asset information throughout the year at periodic intervals comparing the Fund’s performance against its benchmark(s) and, at the Board’s request, its peer funds as selected by Lipper. The Performance Universe consisted of eleven funds for the 1-year period ended June 30, 2009 and ten funds for the 3-year period ended such date.

The Lipper Performance Information comparing the Fund’s performance to that of the Performance Universe based on net asset value per share showed, among other things, that the Fund’s performance for the 1-year period ended June 30, 2009 was ranked tenth among the eleven funds in the Performance Universe for that period and that the Fund’s performance for the 3-year period ended June 30, 2009 was ranked tenth among the ten funds in the Performance Universe for that period. In discussing the Fund’s performance, the Board recalled the Manager’s advice in previous years that the Fund’s variable rate mandate puts it at a disadvantage to many of the other funds in the Performance Universe, which do not have such a mandate. The Manager also noted, among other things, that, under the market conditions during 2008 and early 2009, the Fund’s performance was affected negatively by an exposure to the mortgage-backed sector, diversification into a number of non-agency issues and an emphasis on lower-quality credits and certain financial issuers. The Manager observed that the market stabilized, as did the Fund’s portfolio performance, in the second quarter of 2009. The Board noted that the small number of funds in the Performance Universe made

34	Western Asset Variable Rate Strategic Fund Inc.

Board approval of management and subadvisory agreements (unaudited) (cont’d)

meaningful comparisons difficult. The Board also considered the Fund’s performance in relation to its benchmark(s) and in absolute terms.

Based on its review, which included consideration of all of the factors noted above, the Board concluded that, under the circumstances, the Fund’s performance did not support a decision against continuation of the Management Agreement and Sub-Advisory Agreements.

Management fees and expense ratios

The Board reviewed and considered the management fee (the “Management Fee”) payable by the Fund to the Manager under the Management Agreement and the sub-advisory fees (the “Sub-Advisory Fees”) payable to the Sub-Advisers under the Sub-Advisory Agreements in light of the nature, extent and overall quality of the investment advisory and other services provided by the Manager and the Sub-Advisers. The Board noted that the Sub-Advisory Fees payable to Western Asset under the Western Asset Sub-Advisory Agreement are paid by the Manager, not the Fund, and, accordingly, that the retention of Western Asset does not increase the fees or expenses otherwise incurred by the Fund’s shareholders. Similarly, the Board noted that the Sub-Advisory Fees payable to Western Asset Singapore under its Sub-Advisory Agreement with Western Asset are paid by Western Asset, not the Fund, and, accordingly, that the retention of Western Asset Singapore does not increase the fees or expenses otherwise incurred by the Fund’s shareholders.

Additionally, the Board received and considered information and analyses prepared by Lipper (the “Lipper Expense Information”) comparing the Management Fee and the Fund’s overall expenses with those of funds in an expense universe (the “Expense Universe”) selected and provided by Lipper. The comparison was based upon the constituent funds’ latest fiscal years. The Expense Universe consisted of the Fund and three other leveraged global income closed-end funds, as classified by Lipper. The Expense Universe had net common share assets ranging from the Fund’s $143.5 million to $889.8 million.

The Lipper Expense Information comparing the Management Fee as well as the Fund’s actual total expenses to the Fund’s Expense Universe showed that the Fund’s contractual Management Fee, actual Management Fee (i.e., giving effect to any voluntary fee waivers implemented by the Manager with respect to the Fund and by the managers of the other in the Expense Universe funds) and actual total expenses each were ranked first among the funds in the Expense Universe. The Board noted the small number of funds in the Expense Universe, which included other funds managed by Western Asset, made meaningful comparisons difficult.

The Board also reviewed Contract Renewal Information regarding fees charged by the Manager to other U.S. clients investing primarily in an asset class similar to that of the Fund, including, where applicable, separate accounts. The Board was advised that the fees paid by such other clients generally are lower, and may be significantly lower, than the Management Fee. The Contract Renewal Information discussed the significant differences in scope of services provided to the Fund and to these other clients, noting that the Fund is provided with administrative services, office facilities, Fund officers (including the Fund’s chief executive, chief financial and chief compliance officers), and that the Manager coordinates and oversees the provision of services to the Fund by other fund service providers. The Contract Renewal Information included an analysis of complex-wide management fees provided by the Manager. At the Contract Renewal Meeting, the Board noted that the Contract Renewal Information included information regarding management fees paid by open-end mutual funds in the same complex (the “Legg Mason Open-end Funds”) and that such information indicated that the management fees paid by the Legg Mason Closed-end Funds generally were higher than those paid by the Legg Mason Open-end Funds. The Manager, in response, discussed differences between the services provided to the Fund and the other Legg Mason Closed-end Funds and the services provided to the Legg Mason Open-end Funds. The Board considered the fee comparisons in light of the different services provided to these other types of clients and funds.

Western Asset Variable Rate Strategic Fund Inc.	35

Taking all of the above into consideration, the Board determined that the Management Fee and the Sub-Advisory Fee were reasonable in light of the nature, extent and overall quality of the services provided to the Fund under the Management Agreement and the Sub-Advisory Agreements.

Manager profitability

The Board, as part of the Contract Renewal Information, received an analysis of the profitability to the Manager and its affiliates in providing services to the Fund for the Manager’s fiscal years ended March 31, 2009 and March 31, 2008. The Board also received profitability information with respect to the Legg Mason fund complex as a whole. In addition, the Board received Contract Renewal Information with respect to the Manager’s revenue and cost allocation methodologies used in preparing such profitability data. In 2007, the Board received a report from an outside consultant that had reviewed the Manager’s methodologies and the Board was assured by the Manager at the Contract Renewal Meeting that there had been no significant changes in those methodologies since the report was rendered. The profitability to the Sub-Advisers was not considered to be a material factor in the Board’s considerations since Western Asset’s Sub-Advisory Fees are paid by the Manager, not the Fund, and the Sub-Advisory Fees for Western Asset Singapore are paid by Western Asset, not the Fund. The profitability analysis presented to the Board indicated that profitability to the Manager had decreased by 13 percent over the period covered by the analysis. The Board concluded that profitability was not excessive in light of the nature, scope and overall quality of the investment advisory and other services provided to the Fund by the Manager and the Sub-Advisers.

Economies of scale

The Board received and discussed Contract Renewal Information concerning whether the Manager realizes economies of scale if the Fund’s assets grow. The Board noted because the Fund is a closed-end Fund with no current plans to seek additional assets beyond maintaining its dividend reinvestment plan, any significant growth in its assets generally will occur through appreciation in the value of the Fund’s investment portfolio, rather than sales of additional shares in the Fund. The Board determined that the Management Fee structure was appropriate under present circumstances.

Other benefits to the manager and the sub-advisers

The Board considered other benefits received by the Manager, the Sub-Advisers and their affiliates as a result of their relationship with the Fund and did not regard such benefits as excessive.

* * *

In light of all of the foregoing, the Board determined that, under the circumstances, continuation of the Management Agreement and Sub-Advisory Agreements would be consistent with the interests of the Fund and its shareholders and unanimously voted to continue each Agreement for a period of one additional year.

No single factor reviewed by the Board was identified by the Board as the principal factor in determining whether to approve continuation of the Management Agreement and Sub-Advisory Agreements, and each Board member attributed different weights to the various factors. The Independent Directors were advised by separate independent legal counsel throughout the process. Prior to the Contract Renewal Meeting, the Board received a memorandum prepared by the Manager discussing its responsibilities in connection with the proposed continuation of the Management Agreement and Sub-Advisory Agreements as part of the Contract Renewal Information and the Independent Directors separately received a memorandum discussing such responsibilities from their independent counsel. Prior to voting, the Independent Directors also discussed the proposed continuation of the Management Agreement and the Sub-Advisory Agreements in private sessions with their independent legal counsel at which no representatives of the Manager were present.

36	Western Asset Variable Rate Strategic Fund Inc.

Additional shareholder information (unaudited)

Results of annual meeting of shareholders

The Annual Meeting of Shareholders of Western Asset Variable Rate Strategic Fund Inc. was held on January 26, 2010, for the purpose of considering and voting upon the election of Directors. The following table provides information concerning the matter voted upon at the Meeting:

Nominees	Votes For	Votes Withheld
Paolo M. Cucchi	5,139,684	991,407
Riordan Roett	5,145,308	985,783
Jeswald W. Salacuse	5,145,608	985,483

At March 31, 2010, in addition to Paolo M. Cucchi, Riordan Roett and Jeswald W. Salacuse, the other Directors of the Fund were as follows:

Carol L. Colman
Daniel P. Cronin
Leslie H. Gelb
R. Jay Gerken, CFA
William R. Hutchinson

Western Asset Variable Rate Strategic Fund Inc.	37

Dividend reinvestment plan (unaudited)

Unless you elect to receive distributions in cash (i.e., opt-out), all distributions, on your common shares (the “Common Shares”) will be automatically reinvested by American Stock Transfer & Trust Company (“AST”), as agent for the holders of Common Shares (the “Common Shareholders”) (the “Plan Agent”), in additional Common Shares under the Dividend Reinvestment Plan (the “Plan”). You may elect not to participate in the Plan by contacting the Plan Agent. If you do not participate, you will receive all cash distributions paid by check mailed directly to you by AST, as dividend paying agent.

If you participate in the Plan, the number of Common Shares you will receive will be determined as follows:

1. If the market price of the Common Shares on the record date (or, if the record date is not a New York Stock Exchange (the “Exchange”) trading day, the immediately preceding trading day) for determining shareholders eligible to receive the relevant dividend or distribution (the “determination date”) is equal to or exceeds 98% of the net asset value per share of the Common Shares, the Fund will issue new Common Shares at a price equal to the greater of (a) 98% of the net asset value per share at the close of trading on the Exchange on the determination date or (b) 95% of the market price per share of the Common Shares on the determination date.

2. If 98% of the net asset value per share of the Common Shares exceeds the market price of the Common Shares on the determination date, the Plan Agent will receive the distribution in cash and will buy Common Shares in the open market, on the Exchange or elsewhere, for your account as soon as practicable commencing on the trading day following the determination date and terminating no later than the earlier of (a) 30 days after the distribution payment date, or (b) the record date for the next succeeding distribution to be made to the Common Shareholders; except when necessary to comply with applicable provisions of the federal securities laws. If during this period: (i) the market price rises so that it equals or exceeds 98% of the net asset value per share of the Common Shares at the close of trading on the Exchange on the determination date before the Plan Agent has completed the open market purchases or (ii) if the Plan Agent is unable to invest the full amount eligible to be reinvested in open market purchases, the Plan Agent will cease purchasing Common Shares in the open market and the Fund shall issue the remaining Common Shares at a price per share equal to the greater of (a) 98% of the net asset value per share at the close of trading on the Exchange on the determination date or (b) 95% of the then current market price per share.

The Plan Agent maintains all participants’ accounts in the Plan and gives written confirmation of all transactions in the accounts, including information you may need for tax records. Common Shares in your account will be held by the Plan Agent in noncertificated form. Any proxy you receive will include all Common Shares you have received under the Plan.

You may withdraw from the Plan by notifying the Plan Agent in writing at 59 Maiden Lane, New York, New York 10038 or by calling the Plan Agent at 1-888-888-0151. Such withdrawal will be effective immediately if notice is received by the Plan Agent not less than ten business days prior to any distribution record date; otherwise such withdrawal will be effective as soon as practicable after the Plan Agent’s investment of the most recently declared distribution on the Common Shares. The Plan may be terminated by the Fund upon notice in writing mailed to Common Shareholders at least 30 days prior to the record date for the payment of any distribution by the Fund for which the termination is to be effective. Upon any termination, you will be sent a certificate or certificates for the full Common Shares held for you under the Plan and cash for any fractional Common Shares. You may elect to notify the Plan Agent in advance of such termination to have the Plan Agent sell part or all of your shares on your behalf. You will be charged a service charge and the Plan Agent is authorized to deduct brokerage charges actually incurred for this transaction from the proceeds.

38	Western Asset Variable Rate Strategic Fund Inc.

Dividend reinvestment plan (unaudited) (cont’d)

There is no service charge for reinvestment of your distributions in Common Shares. However, all participants will pay a pro rata share of brokerage commissions incurred by the Plan Agent when it makes open market purchases. Because all distributions will be automatically reinvested in additional Common Shares, this allows you to add to your investment through dollar cost averaging, which may lower the average cost of your Common Shares over time. Dollar cost averaging is a technique for lowering the average cost per share over time if the Fund’s net asset value declines. While dollar cost averaging has definite advantages, it cannot assure profit or protect against loss in declining markets. Investors will be subject to income tax on amounts reinvested under the plan.

Automatically reinvesting distributions does not mean that you do not have to pay income taxes due upon receiving distributions.

The Fund reserves the right to amend or terminate the Plan if, in the judgment of the Board of Directors, the change is warranted. There is no direct service charge to participants in the Plan; however, the Fund reserves the right to amend the Plan to include a service charge payable by the participants. Additional information about the Plan and your account may be obtained from the Plan Agent at 1-888-888-0151.

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Western Asset

Variable Rate Strategic Fund Inc.

Directors

Carol L. Colman

Daniel P. Cronin

Paolo M. Cucchi

Leslie H. Gelb

R. Jay Gerken, CFA

Chairman

William R. Hutchinson

Riordan Roett

Jeswald W. Salacuse

Officers

R. Jay Gerken, CFA

President and Chief Executive Officer

Ted P. Becker

Chief Compliance Officer

John Chiota

Identity Theft Protection Officer

Robert I. Frenkel

Secretary and Chief Legal Officer

Thomas C. Mandia

Assistant Secretary

Kaprel Ozsolak

Treasurer and Chief Financial Officer

Steven Frank

Controller

Albert Laskaj

Controller

Jeanne M. Kelly

Senior Vice President

Western Asset Variable Rate Strategic Fund Inc.

55 Water Street

New York, New York 10041

Investment manager

Legg Mason Partners Fund Advisor, LLC

Subadvisers

Western Asset Management Company

Western Asset Management Company Limited

Western Asset Management Company Pte. Ltd.

Custodian

State Street Bank and Trust Company

1 Lincoln Street

Boston, Massachusetts 02111

Transfer agent

American Stock Transfer & Trust Company

59 Maiden Lane

New York, New York 10038

Independent registered public accounting firm

KPMG LLP

345 Park Avenue

New York, New York 10154

Legal counsel

Simpson Thacher & Bartlett LLP

425 Lexington Avenue

New York, New York 10017

New York Stock Exchange Symbol

GFY

Privacy policy

We are committed to keeping nonpublic personal information about you secure and confidential. This notice is intended to help you understand how we fulfill this commitment. From time to time, we may collect a variety of personal information about you, including:

•  Information we receive from you on applications and forms, via the telephone, and through our websites;

•  Information about your transactions with us, our affiliates, or others (such as your purchases, sales, or account balances); and

•  Information we receive from consumer reporting agencies.

We do not disclose nonpublic personal information about our customers or former customers, except to our affiliates (such as broker-dealers or investment advisers with the Legg Mason family of companies) or as is otherwise permitted by applicable law or regulation. For example, we may share this information with others in order to process your transactions or service an account. We may also provide this information to companies that perform marketing services on our behalf, such as printing and mailing, or to other financial institutions with whom we have joint marketing agreements. When we enter into such agreements, we will require these companies to protect the confidentiality of this information and to use it only to perform the services for which we hired them.

With respect to our internal security procedures, we maintain physical, electronic, and procedural safeguards to protect your nonpublic personal information, and we restrict access to this information.

If you decide at some point either to close your account(s) or become an inactive customer, we will continue to adhere to our privacy policies and practices with respect to your nonpublic personal information.

NOT PART OF THE SEMI-ANNUAL REPORT

Western Asset Variable Rate Strategic Fund Inc.

Western Asset Variable Rate Strategic Fund Inc.
55 Water Street
New York, New York 10041

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940, as amended, that from time to time the Fund may purchase, at market prices, shares of its common stock in the open market.

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s website at www.sec.gov. The Fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C., and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. To obtain information on Form N-Q from the Fund, shareholders can call 1-888-777-0102.

Information on how the Fund voted proxies relating to portfolio securities during the prior 12-month period ended June 30th of each year and a description of the policies and procedures that the Fund uses to determine how to vote proxies related to portfolio transactions are available (1) without charge, upon request, by calling 1-888-777-0102, (2) on the Fund’s website at www.leggmason.com/cef and (3) on the SEC’s website at www.sec.gov.

This report is transmitted to the shareholders of Western Asset Variable Rate Strategic Fund Inc. for their information. This is not a prospectus, circular or representation intended for use in the purchase of shares of the Fund or any securities mentioned in this report.

American Stock
Transfer & Trust Company
59 Maiden Lane
New York, New York 10038

WAS04036 5/10 SR10-1083

ITEM 2.                 CODE OF ETHICS.

Not Applicable.

ITEM 3.                 AUDIT COMMITTEE FINANCIAL EXPERT.

Not Applicable.

ITEM 4.                 PRINCIPAL ACCOUNTANT FESS AND SERVICES.

Not Applicable.

ITEM 5.                 AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not Applicable.

ITEM 6.                 SCHEDULE OF INVESTMENTS.

Included herein under Item 1.

ITEM 7.                                                   DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not Applicable.

ITEM 8.                                                   PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not Applicable.

ITEM 9.                                                   PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10.                                             SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Not applicable.

ITEM 11.                                             CONTROLS AND PROCEDURES.

(a)                                 The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a- 3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the disclosure controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934.

(b)                                There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the registrant’s last fiscal half-year (the registrant’s second fiscal half-year in the case of an SEMI-ANNUAL report) that have materially affected, or are likely to materially affect the registrant’s internal control over financial reporting.

ITEM 12.               EXHIBITS.

(a) (1) Not Applicable.

Exhibit 99.CODE ETH

(a) (2)  Certifications pursuant to section 302 of the Sarbanes-Oxley Act of 2002 attached hereto.

Exhibit 99.CERT

(b)  Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 attached hereto.

Exhibit 99.906CERT

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this Report to be signed on its behalf by the undersigned, there unto duly authorized.

Western Asset Variable Rate Strategic Fund Inc.

By:	/s/ R. Jay Gerken
R. Jay Gerken
Chief Executive Officer of
Western Asset Variable Rate Strategic Fund Inc.

Date:	June 1, 2010

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ R. Jay Gerken
R. Jay Gerken
Chief Executive Officer of
Western Asset Variable Rate Strategic Fund Inc.

Date:	June 1, 2010

By:	/s/ Kaprel Ozsolak
Kaprel Ozsolak
Chief Financial Officer of
Western Asset Variable Rate Strategic Fund Inc.

Date:	June 1, 2010